UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM T-1

Statement of Eligibility and Qualification Under the

Trust Indenture Act of 1939 of a Corporation

Designated to Act as Trustee

___ Check if an application to determine eligibility

of a trustee pursuant to section 305(b)(2)

Deutsche Bank National Trust Company

(Exact name of trustee as specified in its charter)

300 South Grand Avenue
Los Angeles, California 90071	13-3347003
(Address of principal	(I.R.S. Employer
executive offices)	Identification No.)

Financial Asset Securities Corp.

(Exact name of obligor as specified in its charter)

Delaware	06-1442101
(State or other jurisdiction of	(I.R.S. Employer
Incorporation or organization)	Identification No.)

600 Steamboat Road
Greenwich, Connecticut	06830
(Address of principal executive offices)	(Zip Code)

Greenpoint Mortgage Funding Trust 2005-HE4

(Title of the Indenture Securities)

Item 1. General Information.

Furnish the following information as to the trustee:

(a) Name and address of each examining or supervising authority to which it is subject.

NAME	ADDRESS
Office of the Comptroller	1114 Avenue of the
of the Currency	Americas, Suite 3900
New York, New York 10036

(b) Whether it is authorized to exercise corporate trust powers.

Yes.

Item 2. Affiliations with Obligor

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

Item 16. List of Exhibits

Exhibit 1 -

Articles of Association as amended on April 15, 2002.

Exhibit 2 -

Certificate of the Comptroller of the Currency dated October 19, 2005.

Exhibit 3 -

Certification of Fiduciary Powers dated October 19, 2005.

Exhibit 4 -

Existing By-Laws of Deutsche Bank National Trust Company as amended dated May 21, 2003.

Exhibit 5 -

Not Applicable.

Exhibit 6 -

Consent of Deutsche Bank National Trust Company required by Section

321(b) of the Act.

Exhibit 7 -

Reports of Condition of Deutsche Bank National Trust Company, dated as of June 30, 2005.

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, Deutsche Bank National Trust Company, a national banking association, organized and existing under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the city of Santa Ana, and State of California, on the 26th day of October, 2005.

Deutsche Bank National Trust Company

By:	/s/ Ronaldo Reyes
Ronaldo Reyes
Assistant Vice President

BANKERS TRUST COMPANY OF CALIFORNIA, N.A.

CERTIFICATE

I, Ronaldo Reyes, DO HEREBY CERTIFY THAT:

1. I am the duly elected Asst. V.P. of Deutsche Bank National Trust Company, a national bank organized and existing under the laws of the United States of America (the "Association").

2. The Articles of Association of the Association, under the name of BT Trust Company of California, National Association, were filed with the Comptroller of the Currency, Northeastern District office on February 13, 1986 (the "Original Articles"). A copy of said Original Articles, as amended from time to time and as certified by the Comptroller of the Currency on February 4, 2002, is attached hereto as Exhibit A.

3. A further amendment to the Articles of Association of the Association changing the title of the Association to "Deutsche Bank National Trust Company" effective April 15, 2002, was filed with the Comptroller of the Currency, Western District Office Licensing Unit on March 28, 2003 (the "Amended Articles"). A copy of that amendment is attached hereto as Exhibit B.

4. The Original Articles and the Amended Articles, taken together, constitute the entire Articles of Association of the Association, as in effect on the date hereof; such Articles of Association of the Association have not been further modified or rescinded.

IN WITNESS WHEREOF, I have set my hand and seal of Deutsche Bank National Trust Company this 24th day of November, 2004.

/s/ Ronaldo Reyes

Ronaldo Reyes

Assistant Vice President

Comptroller of the Currency

Administrator of National Banks

Washington, D.C. 20219

CERTIFICATE

I, John D. Hawke, Jr., Comptroller of the Currency, do hereby certify that the document hereto attached is a true copy, as recorded in this Office, of the currently effective Articles of Association for "Bankers Trust Company of California, National Association," Los Angeles, California, (Charter No. 18608)

IN TESTIMONY WHEREOF, I have hereunto

subscribed my name and caused my seal of office to be affixed to these presents at the Treasury Department in the City of Washington and District of Columbia, the Monday, February 04, 2002

/s/ John D. Hawke, Jr.

Comptroller of the Currency

CERTIFICATE OF AMENDMENT

OF

ARTICLES OF ASSOCIATION

OF

BANKERS TRUST COMPANY OF CALIFORNIA, N.A.

I, David Abramson, certify that:

1.    I am the duly elected Secretary of Bankers Trust Company of California, N.A.

2.    On January 17, 1992, at a special meeting of the Shareholders of Bankers Trust Company of California, N.A., the following resolution and amendment to Article FIFTH of the Articles of Association of Bankers Trust Company of California, N.A. was adopted:

RESOLVED, that Bankers Trust Holdings, Inc. the sole

shareholder of Bankers Trust Company of California, N.A.

("BTCal"), hereby approves of the amendment to the first

paragraph of Articles FIFTH of the Articles of Association

of BTCal, to read as follows:

The authorized amount of capital stock of

this Association shall be 500,00 shares of

common stock of the par value of One Hun-

dred Dollars and no cents ($100.00) each;

but said capital stock may be increased or

decreased from time to time, in accordance

with the provisions of the laws of the United

states.

Article FIFTH of the Articles of Association of Bankers Trust Company of California, N.A. is restated in entirety, as follows:

The authorized amount of capital stock of this Association shall be 500,000 shares of common stock of the par value of One Hundred Dollars and no cents ($100.00) each; but said capital stock may be increased or decreased from time to time, in accordance with the provisions of the laws of the United States.

No holder of shares of the capital stock of any class of the Association shall have any pre-emptive or preferential right of subscription to any shares of any class of stock of the Association, whether now or hereafter authorized, or to any obligations convertible into stock of the Association, issued, or sold, nor any right of subscription thereto other than such, if any, as the Board of Directors, in its discretion may from time to time deter-

ine and at such price as the Board of Directors may from time to time fix.

If the capital stock is increased by a stock dividend,

each shareholder shall be entitled to his/her proportionate amount of such increase in accordance with the number of shares of capital stock owned by him/her at the time the increase is authorized by the shareholders, unless another time subsequent to the date of the shareholders' meeting is specified in a resolution adopted by the shareholders at the time the increase is authorized.

The Association, at any time and from time to time,

may authorize and issue debt obligations, whether or not subordinated, without the approval of the shareholders.

3.    The foregoing amendment of the Articles of Association has been duly approved by the Board of Directors of Bankers Trust Company of California, N.A. on January 7, 1992.

4.    The Resolution and Amendment set forth above has not been modified or rescinded and is in full force and effect.

IN WITNESS WHEREOF, I have set my hand and the seal of this Association this 22nd day of January, 1992.

/s/ David Abramson
David Abramson
Secretary

DATE ACCEPTED: February 10, 1992

/s/ John C. Beers
BY:	John C. Beers
Acting Director for Analysis
Western District

BT TRUST COMPANY OF CALIFORNIA,

NATIONAL ASSOCIATION

I, DAVID ABRAMSON, certify that:

I am the duly constituted Secretary of BT Trust Company of

California, National Association, and as such officer I am

the official custodian of its records; and that the following is a true and correct copy of a resolution of the

Association's Shareholders, and such resolution is now

lawfully in force and effect:

RESOLVED, that the amendment of the First Article of Association is hereby approved, shall be effective immediately, and shall read as follows:

FIRST:	The title of this Association shall be

"Bankers Trust Company of California, National Association.

And that the following is a true and correct copy of a resolution of the Association's Board of Director's, and such resolution is now lawfully in force and effect:

RESOLVED, that the amendment of the title of the Association's By-Laws to read "Bankers Trust Company of California, National Association", is hereby approved.

Dated: March 20, 1987

/s/David Abramson

Secretary

EXHIBIT A

Filed

Comptroller of The Currency

Northeastern District

Date FEB 13 1986

BT TRUST COMPANY OF CALIFORNIA, NATIONAL ASSOCIATION

ARTICLES OF ASSOCIATION

For the purpose of organizing an association to carry on the business of a limited purpose trust company under the laws of the United States, the undersigned do enter into the following articles of association:

FIRST: The title of this Association shall be "BT Trust Company of California, National Association".

SECOND: The main office of the Association shall be in the City of Los Angeles, County of Los Angeles, State of California. The general business of the Association shall be conducted at its main office and its branches.

THIRD: The Board of Directors of this Association shall consist of not less than five nor more than twenty- five shareholders, the exact number of Directors within such minimum and maximum limits to be fixed and determined from time to time by resolution of a majority of the full Board of Directors or by resolution of the shareholders at any annual or special meeting thereof. Each director, during the full term of his or her directorship, shall own a minimum of $1,000 aggregate par value of stock of this association or a minimum par market value or equity interest of $1,000 of stock in the bank holding company controlling this association. Unless otherwise provided by the laws of the United States, any vacancy in the Board of Directors for may reason, including an increase in the number thereof, may be filled by action of the Board of Directors.

FOURTH: The annual meeting of the shareholders for the election of Directors and the transaction of whatever other business may be brought before said meeting shall be held at the main office or such other place as the Board of Directors may designate, on the day of each year specified therefor in the By-Laws, but if no election is held on that day, it may be held on any subsequent day according to the provisions of law; and all elections shall be held according to such lawful regulations as may be prescribed by the Board of Directors.

Nominations for election to the Board of Directors may be made by the Board of Directors or by any shareholder of any outstanding class of capital stock of the Association entitled to vote for election of directors. Nominations other than those made by or on behalf of the existing management of the Association, shall be made in writing and shall be delivered or mailed to the President of the Association and to the Comptroller of the Currency, Washington, D.C., not less than 14 days nor more than

50 days prior to any meeting of shareholders called for the election of directors; provided, however, that if less than 21 days' notice of the meeting is given to shareholders, such nomination shall be mailed or delivered to the President of the Association and to the Comptroller of the Currency not later than the close of business on the seventh day following the day on which the notice of meeting was mailed. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the total number of shares of capital stock of the Association that will be voted for each proposed nominee; (d) the name and Residence address of the notifying shareholder; and (e) the number of shares of capital stock of the Association owned by the notifying shareholder. Nominations not made in accordance herewith may, in his/her discretion, be disregarded by the chairperson of the meeting, and upon his/her instructions, the vote tellers may disregard all votes cast for each such nominee.

FIFTH: The authorized amount of capital stock of this Association shall be 5,000 shares of common stock of the par value of One Hundred Dollars and no cents ($100.00) each; but said capital stock may be increased or decreased from time to time, in accordance with the provisions of the laws of the United States.

No holder of shares of the capital stock of any class of the Association shall have any pre-emptive or preferential right of subscription to any shares of any class of stock of the Association, whether now or hereafter authorized, or to any obligations convertible into stock of the Association, issued, or sold, nor any right of subscription thereto other than such, if any, as the Board of Directors, in its discretion may from time to time determine and at such price as the Board of Directors may from time to time fix.

If the capital stock is increased by a stock dividend, each share holder shall be entitled to his/her proportionate amount of such increase in accordance with the number of shares of capital sock owned by him/her at the time the increase is authorized by the shareholders, unless another time subsequent to the date of the shareholders' meeting is specified in a resolution adopted by the shareholders at the time the increase is authorized.

The Association, at any time and from time to time, may authorize and issue debt obligations, whether or not subordinated, without the approval of the shareholders.

SIXTH: The Board of Directors (a majority of whom shall be a quorum to do business) shall appoint one of its members to be President of the Association who shall hold office (unless he shall become disqualified or be sooner removed by a two-thirds vote of the members of the Board) for the term for which he was elected a Director. The Board of Directors may appoint one of its members to be Chairperson of the Board, who shall perform such duties as may be designated by it. The Board of Directors shall have power to appoint one or more Vice-Presidents; and to appoint a Cashier and such other officers and employees as may be required to transact the business of the Association.

The Board of Directors shall have the power to define the duties of the officers and employees of the Association; to fix the salaries to be paid to them; to dismiss them; to require bonds from them and to fix the penalty thereof; to regulate the manner in which any increase of the capital of the Association shall be made; to manage and administer the business and affairs of the Association; to make all by-laws that it may be lawful for them to make and generally do and perform all acts that it may be legal for a board of directors to do and perform.

SEVENTH: The Board of Directors shall have the power to change the location of the main office of the Association to any other place within the limit of the City of Los Angeles, without the approval of the shareholders but subject to the approval of the Comptroller of the Currency; and shall have the power to establish or change the location of any branch or branches of the Association to any other location, without the approval of the shareholders but subject to the approval of the Comptroller of the Currency.

EIGHTH: The corporate existence of this Association shall continue until terminated in accordance with the laws of the United States.

NINTH: The Board of Directors of this Association, or any three or more shareholders owning, in the aggregate, not less than 25 percent of the stock of this Association, may call a special meeting of shareholders at any time. Unless otherwise provided by the laws of the United States, a notice of the time, place, and purpose of every annual and special meeting of the shareholders shall be given by first-class mail, postage prepaid, mailed at least ten days prior to the date of such meeting to each shareholder of record at her/her address as shown upon the books of the Association.

TENTH: Any person, his/her heirs, executors or administrators, may be indemnified or reimbursed by the Association for liability and reasonable expenses (including amounts paid in settlement or in satisfaction of judgments or as fines or penalties) actually incurred in connection with any claim, action, suit, or proceeding, civil or criminal, whether or not by or in the right of the Association, in which he/she or they shall be involved or threatened to be involved by reason of he/her being or having been a director, officer, or employee of the Association or of any firm, corporation, or organization which he/she serves or has served in any such capacity at the specific request of the Association (provided he/she so served at the specific request of the Association in writing signed by the Chairperson of the Board or the President and specifically referring to this Article Tenth); provided, however, that no person shall be so indemnified or reimbursed (1) in relation to any matter in an action, suit or proceeding as to which he/she shall finally be adjudged to have been guilty of, or liable for, willful misconduct, gross neglect of duty or criminal acts in the performance of his/her duties to the Association or such firm, corporation or organization; or (2) in relation to any matter in a claim, action, suit or proceeding which has been made the subject of a settlement except with the approval of (a) a court of competent jurisdiction, (b) the Board of Directors, acting by vote of Directors not parties to the same or substantially the same action, suit or proceeding, constituting a majority of the whole number of the Directors, or (c) the shareholders, acting by vote of a majority of the outstanding shares of capital stock; and provided further that, in the case of persons serving another firm, corporation or organization at the request of the Association, the indemnity provided in this Article Tenth shall apply only if and to the extent that, after making such efforts as the Board of Directors or shareholders shall deem adequate under the circumstances, such person shall be unable to obtain indemnification from such firm, corporation or organization. The foregoing provisions for indemnification or reimbursement shall not be exclusive of other rights to which such person, his/her heirs, executors or administrators, may be entitled by contract or otherwise. Unless the context clearly requires otherwise, the term "the Association" as used in this Article shall include any predecessor corporation.

The Association may, upon the affirmative vote of a majority of its Board of Directors, purchase insurance for the purpose of indemnifying its directors, officers and other employees to the extent that such indemnification is allowed in the preceding paragraph. Such insurance may, but need not, be for the benefit of all directors, officers, or employees.

ELEVENTH: The powers of the Association shall be limited to conducting the business of a trust company under a national bank charter, and no amendment to such powers may be made without the prior approval of the Comptroller of the Currency.

TWELFTH: These Articles of Association may be amended at any regular or special meeting of the shareholders by the affirmative vote of the holders of a majority of the stock of the Association, voting in person or by proxy, unless the vote of the holders of a greater amount of stock is required by law, and in that case by the vote of the holders of such greater amount.

IN WITNESS WHEREOF, we have hereunto set our hands on this the date appearing opposite our names.

/s/ Peter E. Lengyel	10/7/85
Peter E. Lengyel	date

/s/ Harold K. Atkins	10/7/85
Harold K. Atkins	date

/s/ John L. Murphy	10/7/85
John L. Murphy	date

/s/ Allan C. Martin	10/7/85
Allan C. Martin	date

/s/ Rein Lumi	10/7/85
Rein Lumi	date

/s/ Gerard P. Hourihan	10/7/85
Gerard P. Hourihan	date

State of New York

County of New York

Before the undersigned, a Notary Public of the State of New York personally appeared Peter E. Lengyel, to me known, who acknowledged that he executed the foregoing certificate for the purposes therein mentioned.

Witness my hand and seal of office this 7 day of October, 1985.

/s/ David Abramson

Notary Public

DAVID ABRAMSON

Notary Public, State of New York

No. 60-0007785

Commission Expires March 30, 1987

State of New York

County of New York

Before the undersigned, a Notary Public of the State of New York personally appeared John L. Murphy, to me known, who acknowledged that he executed the foregoing certificate for the purposes therein mentioned.

Witness my hand and seal of office this 7 day of October, 1985.

/s/ David Abramson

Notary Public

DAVID ABRAMSON

Notary Public, State of New York

No. 60-0007785

Commission Expires March 30, 1987

State of New York

County of New York

Before the undersigned, a Notary Public of the State of New York personally appeared Harold K. Atkins, to me known, who acknowledged that he executed the foregoing certificate for the purposes therein mentioned.

Witness my hand and seal of office this 7 day of October, 1985.

/s/ David Abramson

Notary Public

DAVID ABRAMSON

Notary Public, State of New York

No. 60-0007785

Commission Expires March 30, 1987

State of New York

County of New York

Before the undersigned, a Notary Public of the State of New York personally appeared Allan C. Martin, to me known, who acknowledged that he executed the foregoing certificate for the purposes therein mentioned.

Witness my hand and seal of office this 7 day of October, 1985.

/s/ David Abramson

Notary Public

DAVID ABRAMSON

Notary Public, State of New York

No. 60-0007785

Commission Expires March 30, 1987

State of New York

County of New York

Before the undersigned, a Notary Public of the State of New York personally appeared Rein Lumi, to me known, who acknowledged that he executed the foregoing certificate for the purposes therein mentioned.

Witness my hand and seal of office this 7 day of October, 1985.

/s/ David Abramson

Notary Public

DAVID ABRAMSON

Notary Public, State of New York

No. 60-0007785

Commission Expires March 30, 1987

State of New York

County of New York

Before the undersigned, a Notary Public of the State of New York personally appeared Gerard P. Hourihan, to me known, who acknowledged that he executed the foregoing certificate for the purposes therein mentioned.

Witness my hand and seal of office this 7 day of October, 1985.

/s/ David Abramson

Notary Public

DAVID ABRAMSON

Notary Public, State of New York

No. 60-0007785

Commission Expires March 30, 1987

EXHIBIT B

Comptroller of the Currency

Administrator of National Banks

Attn: Licensing Unit

50 Fremont Street, Suite 3900

San Francisco, CA 94105

(415) 545-5930, FAX (415) 442-5315

April 4, 2002

Sandra L. West

Assistant Secretary

C/o Deutsche Bank

31 West 52nd Street-M/S NYC09-0810

New York, NY 10019

Re:	Title Change
Bankers Trust Company of California, N.A.
Los Angeles, California
Charter No. 18608

Dear Ms. West:

The Office of the Comptroller of the Currency (OCC) has received your letter concerning the title change, appropriate amendment to the First Article of Association of Bankers Trust Company of California, National Association. The OCC will update their records to reflect that as of April 15, 2002, the Title of Bankers Trust Company of California, National Association, Charter Number 18608 will change to Deutsche Bank National Trust Company.

The original of the bank's respective Article has been forwarded to the bank's official file with our Office and an original is hereby returned for your records.

As a result of the Garn-St Germain Depository Institutions Act of 1982, the OCC is no longer responsible for the approval of national bank name changes nor does it maintain official record on the use of alternate titles. The use of other titles or the retention of the rights to any previously used title is the responsibility of the bank's board of directors. Legal counsel should be consulted to determine whether or not the new title, or any previously used title, could be challenged by competing institutions under the provisions of federal or state law.

Very truly yours,

/s/ James A. Bundy

James A. Bundy

Licensing Manager

Enclosure

BANKERS TRUST COMPANY OF CALIFORNIA,

NATIONAL ASSOCIATION

I, DAVID ABRAMSON, certify that:

1.    I am the duly elected and acting Secretary of Bankers Trust Company of California, National Association (formerly, BT Trust Company of California), and as such officer, I am the official custodian of its records; that the following is a true and correct copy of resolutions adopted by the Association's shareholders; and that such resolutions are now lawfully in force and effect:

RESOLVED, that the Association is hereby authorized to amend the First Article of Association read as follows:

FIRST: The title of this Association shall be "Deutsche Bank National Trust Company."

FURTHER RESOLVED, that the effective date of the amendment of the First Article of Association shall be April 15, 2002.

2.    The following is a true and correct copy of a resolution of the Association's Board of Directors, and such resolution is now lawfully in force and effect:

RESOLVED, that the amendment of the First Article of Association to change the title of the Association "Deutsche Bank National Trust Company" is hereby approved, effective April 15, 2002.

3.    The foregoing amendment to the Articles of Association has been duly approved by the Board of Directors of Bankers Trust Company of California, National Association on March 21, 2002.

4.    The Resolution and Amendment set forth above has not been modified or rescinded and is in full force and effect.

IN WITNESS HEREOF, I have set my hand and the seal of this Association this 27th day of March 2002.

/s/ David Abramson

Secretary

State of New York	)
) ss.:
County of New York	)

On the 27th day of March in the year 2002 before me, the undersigned, a Notary Public in and for said state, personally appeared David Abramson, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument;

/s/ Sandra L. West

Notary Public

Sandra L. West

Notary Public, State of New York

No. 01WE4942401

Qualified in New York County

Commission Expires September 19, 2002

Office of the Comptroller of the Currency

Accepted by: /s/ James A. Bundy

James A. Bundy, Licensing Manager

Date: 4/4/03

Comptroller of the Currency

Administrator of National Banks

Washington, D.C. 20219

CERTIFICATE

I, John D. Hawke, Jr., Comptroller of the Currency, do hereby certify that:

1.

The Comptroller of the Currency, pursuant to Revised Statutes 324, et seq., as amended, 12 U.S.C. 1, et seq., as amended, has possession, custody and control of all records pertaining to the chartering, regulation and supervision of all National Banking Associations.

2.

Effective April 15, 2002, the title of "Bankers Trust Company of California, National Association," Los Angeles, California, (Charter No. 18608), was changed to "Deutsche Bank National Trust Company," Los Angeles, California, (Charter No. 18608).

IN TESTIMONY WHEREOF, I have

hereunto subscribed my name and caused my seal of office to be affixed to these presents at the Treasury Department, in the City of Washington and District of Columbia, this 17th day of May, 2002.

/s/ John D. Hawke, Jr.

Comptroller of the Currency

Deutsche Bank

Office of the Secretary	OCC	Bankers Trust Corporation
	Mar 29 2002	31 West 52nd Street, NYC09-0810
Sandra L. West	Western District	New York, NY 10019
Assistant Secretary		Tel 212 469-8174
Fax 646-324-9056

sandra.l.west@db.com

March 28, 2002

Mr. James A. Bundy, Licensing Manager

Office of the Comptroller of the Currency

Western District Office

50 Femont Street

Suite 3900

San Francisco, CA 94105-2292

Dear Mr. Bundy:

Re:	Bankers Trust Company of California, National Association (Charter No. 18608)

Please be advised that the Board of Directors and sole shareholder of Bankers Trust Company of California, National Association, have authorized a change of title for the Association, effective on April 15, 2002, as follows:

From:	Bankers Trust Company of California, National Association

To:	Deutsche Bank National Trust Company

Pursuant to 12 U.S.C. 21a, we are hereby requesting approval of the Office of the Comptroller of the Currency to amend the Articles of Association to reflect the name change and enclose two certified copies of the proposed amendment.

The Association, whose principal office is located at 300 South Grand Avenue, Los Angeles, CA 90071, was originally chartered in October 1985 under the name of BT Trust Company of California, National Association.

From its inception through June 4, 1999, the Association was an indirect wholly-owned subsidiary of Bankers Trust New York Corporation (now, Bankers Trust Corporation) ("Bankers Trust"). In June 1999, Bankers Trust, including its subsidiaries, was acquired by a subsidiary Deutsche Bank AG, a bank organized and existing under the laws of the Federal Republic of Germany. Deutsche Bank was recently listed on the New York Stock Exchange ("NYSE") and its activities are reported daily in the U.S. media. Since its acquisition of Bankers Trust and subsequent listing on the New York Stock Exchange, awareness of the Deutsche Bank brand has increased significantly. Management now deems

Mr. James A. Bundy

March 28, 2002

it in the best interests of the firm at this time to consolidate all of the U.S.-based businesses under the global Deutsche Bank brand.

Thank you for your consideration in this matter.

Please direct any questions or problems regarding this application to the undersigned, as follows:

c/o Deutsche Bank

31 West 52nd Street - M/S NYC09-0810

New York, NY 10019

Phone: (212) 469-8174

Fax: (646) 324-9056

Sincerely yours,

BANKERS TRUST CORPORATION

By:/s/ Sandra L. West

Sandra L. West
Assistant Secretary

enclosures

cc:	Joseph Marcy, OCC Lead Trust Examiner

Foy B. Hester, Vice President and Controller

Bankers Trust Company of California, N.A,

David Abramson, Secretary and Counsel

Bankers Trust Company of California, N.A.

Comptroller of the Currency

Administrator of National Banks

Washington, D.C. 20219

CERTIFICATE OF CORPORATE EXISTENCE

I, John C. Dugan, Comptroller of the Currency, do hereby certify that:

1. The Comptroller of the Currency, pursuant to Revised Statutes 324, et seq., as amended, 12 U.S.C. 1, et seq., as amended, has possession, custody and control of all records pertaining to the chartering of all National Banking Associations.

2. "Deutsche Bank National Trust Company," Los Angeles, California, (Charter No. 18608) is a National Banking Association formed under the laws of the United States and is authorized thereunder to transact the business of banking on the date of this Certificate.

IN TESTIMONY WHEREOF, I have hereunto subscribed

my name and caused my seal of office to be affixed

to these presents at the Treasury Department in the

City of Washington and District of Columbia, this

October 19, 2005.

/s/ John C. Dugan

Comptroller of the Currency

Comptroller of the Currency

Administrator of National Banks

Washington, D.C. 20219

Certificate of Fiduciary Powers

I, John C. Dugan, Comptroller of the Currency, do hereby certify that:

1. The Comptroller of the Currency, pursuant to Revised Statutes 324, et seq., as amended, 12 U.S.C. 1, et seq., as amended, has possession, custody and control of all records pertaining to the chartering of all National Banking Associations.

2. "Deutsche Bank National Trust Company," Los Angeles, California, (Charter No. 18608), was granted, under the hand and seal of the Comptroller, the right to act in all fiduciary capacities authorized under the provisions of the Act of Congress approved September 28, 1962, 76 Stat. 668, 12 U.S.C. 92a, and that the authority so granted remains in full force and effect on the date of this Certificate.

IN TESTIMONY WHEREOF, I have hereunto

subscribed my name and caused my seal of office to

be affixed to these presents at the Treasury

Department in the City of Washington and District

of Columbia, this October 19, 2005.

/s/ John C. Dugan

Comptroller of the Currency

BANKERS TRUST COMPANY OF CALIFORNIA, NATIONAL ASSOCIATION

BY-LAWS

ARTICLE I

Meetings of Shareholders

Section 1.1. Annual Meeting. The regular annual meeting of the shareholders for the election of directors and the transaction of whatever other business may properly come before the meeting, shall be held at the Main Office of the Association, 400 South Hope Street, Los Angeles, California or such other places as the Board of Directors may designate, at 11 a.m. on the third Wednesday of March of each year. Notice of such meeting shall be mailed, postage prepaid, at least ten days prior to the date thereof, addressed to each shareholder at his address appearing on the books of the Association. If, for any cause, an election of directors is not made on the said day, the Board of Directors shall order the election to be held on some subsequent day, as soon thereafter as practicable, according to the provisions of law; and notice thereof shall be given in the manner herein provided for the annual meeting.

Section 1.2. Special Meetings. Except as otherwise specifically provided by statue, special meetings of the shareholders may be called for any purpose at any time by the Board of Directors or by any one or more shareholders owning, in the aggregate, not less than twenty five percent (25%) of the stock of the Association. Every such special meeting, unless otherwise provided by law, shall be called by mailing, postage prepaid, not less than ten days prior to the date fixed for such meeting, to each shareholder at his address appearing on the books of the Association a notice stating the purpose of the meeting.

Section 1.3. Nominations for Director. Nominations for election to the Board of Directors may be made by the Board of Directors or by any stockholder of any outstanding class of capital stock of the Association entitled to vote for the election of directors.

Nominations, other than those made by or on behalf of the existing management of the Association, shall be made in writing and shall be delivered or mailed to the President of the Bank and to the Comptroller of the Currency, Washington, D.C., not less than 14 days nor more than 50 days prior to any meeting of shareholders called for the election of directors, provided however, that if less than 21 days' notice of the meeting is given to shareholders, such nomination shall be mailed or delivered to the President of the Bank and to the Comptroller of the Currency not later than the close of business on the seventh day following the day on which the notice of meeting was mailed. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b)the principal occupation of each proposed nominee; (c) the total number of shares of capital stock of the Bank that will be voted for each proposed nominee; (d) the name and residence address of the notifying shareholder; and (e) the number of shares of capital stock of the Bank owned by the notifying shareholder. Nominations not made in accordance herewith may, in his/her discretion, be disregarded by the Chairperson of the meeting, and upon his/her instructions, the vote tellers may disregard all votes cast for each such nominee.

Section 1.4. Proxies. Shareholders may vote at any meeting of the shareholders by proxies duly authorized in writing, but no officer or employee of this Association shall act as proxy. Proxies shall be valid only for one meeting, to be specified therein, and any adjournments of such meeting. Proxies shall be dated and shall be filed with the records of the meeting.

Section 1.5 Quorum. A majority of the outstanding capital stock, represented in person or by proxy, shall constitute a quorum at any meeting of shareholders, unless otherwise provided by law; and less than a quorum may adjourn any meeting, from time to time, and the meeting may be held, as adjourned, without further notice. A majority of the votes cast shall decide every question or matter submitted to the shareholders at any meeting, unless otherwise provided by law or by the Articles of Association.

ARTICLE II

Directors

Section 2.1. Board of Directors. The board of directors(hereinafter referred to as the "Board"), shall have power to manage and administer the business and affairs of the Association. Except as expressly limited by law, all corporate powers of the Association shall be vested in and may be exercised by said Board.

Section 2.2. Number. The Board shall consist of not less than five nor more than twenty-five shareholders, the exact number within such minimum and maximum limits to be fixed and determined from time to time by resolution of the shareholders at any meeting thereof; provided, however, that a majority of the full Board of Directors may not increase the number of directors to a number which; (i) exceeds by more than two the number of directors last elected by shareholders where such number was fifteen or less; and (ii) to a number which exceeds by more than four the number of directors last elected by shareholders where such number was sixteen or more, but in no event shall the number of directors exceed twenty-five.

Section 2.3 Organization Meeting. The Secretary, upon receiving the certificate of the judges, of the result of any election, shall notify the directors-elect of their election and of the time at which they are required to meet at the Main Office of the Association for the purpose of organizing the new Board and electing and appointing officers of the Association for the succeeding year. Such meeting shall be held on the day of the election or as soon thereafter as practicable, and, in any event, within thirty days thereof. If, at any time fixed for such meeting, there shall not be a quorum present, the directors present may adjourn the meeting, from time to time, until a quorum is obtained.

Section 2.4. Regular Meetings. Regular Meetings of the Board of Directors shall be held from time to time, at such time as may be designated from time to time by the Board of Directors and communicated to all directors. Such meetings shall be held in the Main Office of the Association, subject to the provisions of Section 2.6 below, and at least one such meeting shall be held during any two consecutive calendar months.

Section 2.5 Special Meetings. Special meetings of the Board of Directors may be called by the Chairperson or President of the Association, or at the request of two or more directors. Each member of the Board of Directors shall be given notice stating the time and place, by telegram, letter, or in person, of each such special meeting.

Section 2.6 Quorum. A majority of the directors shall constitute a quorum at any meeting, except when otherwise provided by law; but a less number may adjourn any meeting, from time to time , and the meeting may be held, as adjourned, without further notice. Any one or more directors may participate in a meeting of the Board by means of a conference telephone or similar communications equipment which allows all persons participating in the meeting to hear each other at the same time. Participation by such means shall constitute presence in person at such a meeting. The vote of a majority of the directors present at the time of the vote, if a quorum is present at such time, shall be the act of the Board except as may be otherwise provided by statute or the By-Laws.

Section 2.7. Vacancies. When any vacancy occurs among the directors, the remaining members of the Board, in accordance with the laws of the United States, may appoint a director to fill such vacancy at any regular meeting of the Board, or at a special meeting called for the purpose.

ARTICLE III

Committees of the Board

Section 3.1. Examining Committee. There shall be an Examining Committee appointed annually by the Board which shall consist of two directors, who are not also officers of the Association, one of whom shall be designated by the Board as the Chairperson thereof. Such Committee shall conduct the annual directors' examination of the Association as required by the Comptroller of the Currency; shall review the reports of all examinations made of the Association by public authorities and report thereon to the Board; and shall report to the Board such other matters as it deems advisable with respect to the Association, its various departments and the conduct of its operations.

In the performance of its duties, the Examining Committee may employ or retain, from time to time, expert assistants, independent of the officers or personnel of the Association, to make such studies of the Association's assets and liabilities as the Committee may request and to make an examination of the accounting and auditing methods of the Association and its system of internal protective controls to the extent considered necessary or advisable in order to determine that the operations of the Association, including its fiduciary department, are being audited by the Auditor in such a manner as to provide prudent and adequate protection. The Committee also may direct the Auditor to make such investigation as it deems necessary or advisable with respect to the Association, its various departments and the conduct of its operations. The Committee shall hold regular quarterly meetings and during the intervals thereof shall meet at other times on call of the Chairperson.

Section 3.2. Investment Committee. There shall be an investment committee composed of two directors, appointed by the board annually or more often. The investment committee shall have the power to insure adherence to the investment policy, to recommend amendments thereto, to purchase and sell securities, to exercise authority regarding investment and to exercise, when the board is not In session, all other powers of the Board regarding investment securities that may be lawfully delegated. The investment committee shall keep minutes of its meetings, and such minutes shall be submitted at the next regular meeting of the Board of Directors at which a quorum is present, and any action taken by the board with respect thereto shall be entered in the minutes of the Board.

Section 3.3. Other Committees. The Board of Directors may appoint, from time to time, from its own members, other committees of one or more persons, for such purposes and with such powers as the Board may determine.

ARTICLE IV

Officers and Employees

Section 4.1. Chairperson of the Board. The Board of Directors shall appoint one of its members to be Chairperson of the Board to serve at the pleasure of the Board. Such person shall preside at all meetings of the Board of Directors. The Chairperson of the Board shall supervise the carrying out of the policies adopted or approved by the Board; shall have general executive powers, as well as the specific powers conferred by these By-Laws; shall also have and may exercise such further powers and duties as from time to time may be conferred upon, or assigned by the Board of Directors.

Section 4.2. President. The Board of Directors shall appoint one of its members to be President of the Association. In the absence of the Chairperson, the President shall preside at any meeting of the Board. The President shall have general executive powers, and shall have and may exercise any and all other powers and duties pertaining by law, regulation, or practice, to the Office of the President, or imposed by these By-Laws. The President shall also have and may exercise such further powers and duties as from time to time may be conferred, or assigned by the Board of Directors.

Section 4.3. Vice President. The Board of Directors shall appoint one or more Vice Presidents. Each Vice President shall have such powers and duties as may be assigned by the Board of Directors. One Vice President shall be designated by the Board of Directors, in the absence of the President, to perform all the duties of the President.

Section 4.4. Secretary. The Board of Directors shall appoint a Secretary or other designated officer who shall be Secretary of the Board and of the Association, and shall keep accurate minutes of all meetings. The Secretary shall attend to the giving of all notices required by these By-Laws to be given; shall be custodian of the corporate seal, records, documents and papers of the Association; shall provide for the keeping of proper records of all transactions of the Association; shall have and may exercise any and all other powers and duties pertaining by law, regulation or practice, to the office of the Secretary, or imposed by these By-Laws; and shall also perform such other duties as may be assigned from time to time, by the Board of Directors.

Section 4.5. Other Officers. The Board of Directors may appoint one or more assistant vice presidents, one or more trust officers, one or more assistant trust officers, one or more assistant secretaries, one or more assistant treasurers, and such other officers and attorneys-in-fact as from time to time may appear to the Board of Directors to be required or desirable to transact the business of the Association. Such officers shall respectively exercise such powers and perform such duties as pertain to their several offices, or as may be conferred upon, or assigned to, them by the Board of Directors, the Chairperson of the Board, or the President.

Section 4.6. Tenure of Office. The President and all other officers shall hold office for the current year for which the Board was elected, unless they shall resign, become disqualified, or be removed; and any vacancy occurring in the office of President shall be filled promptly by the Board of Directors.

ARTICLE V

Trust Department

Section 5.1. Trust Department. There shall be a department of the Association known as the trust department which shall perform the fiduciary responsibilities of the Association.

Section 5.2. Trust Officer. There shall be a trust officer of this Association whose duties shall be to manage, supervise and direct all the activities of the trust department. Such person shall do or cause to be done all things necessary or proper in carrying on the business of the trust department according to provisions of law and applicable regulations; and shall act pursuant to opinion of counsel where such opinion is deemed necessary. Opinions of counsel shall be retained on file in connection with all important matters pertaining to fiduciary activities. The trust officer shall be responsible for all assets and documents held by the Association in connection with fiduciary matters. The Board of Directors may appoint other officers of the trust department as it may deem necessary, with such duties as may be assigned.

Section 5.3. Trust Investment Committee. There shall be a trust investment committee of this Association composed of two members, who shall be capable and experienced officers and directors of the Association. All investments of funds held in a fiduciary capacity shall be made, retained or disposed of only with the approval of the trust investment committee; and the committee shall keep minutes of all its meetings, showing the disposition of all matters considered and passed upon by it. The committee shall, promptly after the acceptance of an account for which the bank has investment responsibilities, review the assets thereof, to determine the advisability of retaining or disposing of such assets. The committee shall conduct a similar review at least once during each calendar year thereafter and within 15 months of the last review. A report of all such reviews, together with the action taken as a result thereof, shall be noted in the minutes of the committee.

Section 5.4. Trust Audit Committee. The Board of Directors shall appoint a committee of two Directors, exclusive of any active officer of the Association, which shall, at least once during each calendar year within fifteen months of the last such audit make suitable audits of the Trust Department or cause suitable audits to be made by auditors responsible only to the Board of Directors, and at such time shall ascertain whether the department has been administered in accordance with law, 12 Code of Federal Regulations, Section 9, and sound fiduciary principles.

Section 5.5. Trust Department Files. There shall be maintained in the Trust Department files containing all fiduciary records necessary to assure that its fiduciary responsibilities have been properly undertaken and discharged.

Section 5.6. Trust Investments. Funds held in a fiduciary capacity shall be invested in accordance with the instrument establishing the fiduciary relationship and appropriate local law. Where such instrument does not specify the character and class of investments to be made and does not vest in the bank a discretion In the matter, funds held pursuant to such instrument shall be invested in investments in which corporate fiduciaries may invest under appropriate local law.

ARTICLE VI

Stock and Stock Certificate

Section 6.1. Transfers. Shares of stock shall be transferable on the books of the Association, and a transfer book shall be kept in which all transfers of stock shall be recorded. Every person becoming a shareholder by such transfer shall, in proportion to his shares, succeed to all rights of the prior holder of such shares.

Section 6.2. Stock Certificates. Certificates of stock shall bear the signature of the President (which may be engraved, printed or impressed), and shall be signed manually or by facsimile process by the Secretary, Assistant Secretary, Cashier, Assistant Cashier, or any other officer appointed by the Board of Directors for that purpose, to be known as an Authorized Officer, and the seal of the Association shall be engraved thereon. Each certificate shall recite on its face that the stock represented thereby is transferable only upon the books of the Association properly endorsed.

ARTICLE VII

Corporate Seal

The President, the Cashier, the Secretary or any Assistant Cashier or Assistant Secretary, or other officer thereunto designated by the Board of Directors, shall have authority to affix the corporate seal to any document requiring such seal, and to attest the same. Such seal shall be substantially in the following form:

(Impression)

( of )

( Seal )

ARTICLE VIII

Miscellaneous Provisions

Section 8.1. Fiscal Year. The Fiscal Year of the Association shall be the calendar year.

Section 8.2. Execution of Instruments. All agreements, indentures, mortgages, deeds, conveyances, transfers, certificates, declarations, receipts, discharges, releases, satisfactions, settlements, petitions, schedules, accounts, affidavits, bonds, undertakings, proxies and other instruments or documents may be signed, executed, acknowledged, verified, delivered or accepted in behalf of the Association by the Chairperson of the Board, or the President, or any Vice President, or the Secretary, or the Cashier, or, if in connection with exercise of fiduciary powers of the Association, by any of said officers or by any Trust Officer. Any such instruments may also be executed, acknowledged, verified, delivered or accepted in behalf of the Association in such other manner and by such other officers as the Board of Directors may from time to time direct. The provisions of this Section 8.2. are supplementary to any other provision of these By-Laws.

Section 8.3. Records. The Articles of Association, the By-Laws and the proceedings of all meetings of the shareholders, the Board of Directors, and standing committees of the Board, shall be recorded in appropriate minute books provided for the purpose. The minutes of each meeting shall be signed by the Secretary, or other officer appointed to act as Secretary of the meeting.

ARTICLE IX

By-Laws

Section 9.1. Inspection. A copy of the By-Laws, with all amendments thereto, shall at all times be kept in a convenient place at the Main Office of the Association, and shall be open for inspection to all shareholders, during banking hours.

Section 9.2. Amendments. The By-Laws may be amended, altered or repealed, at any regular meeting of the Board of Directors, by a vote of a majority of the total number of the Directors.

CONSENT OF TRUSTEE

Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939 in connection with the proposed issue by Greenpoint Mortgage Funding Trust 2005-HE4, we hereby consent that reports of examination by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

October 26, 2005

Deutsche Bank National Trust Co.

By: /s/ Ronaldo Reyes

Ronaldo Reyes

Vice President

Board of Govenors of the Federal Reserve System

OMB Number: 7100-0036

Federal Deposit Insurnace Corporation

OMB Number: 3064-0052

Office of the Comptroller of the Currency

OMB Number: 1557-0081

Federal Financial Institutions Examination Council	Expires March 31, 2007

Please refer to page i,

Table of Contents, for

the required disclosure

of estimated burden.

Consolidated Reports of Condition and Income for A Bank With Domestic Offices Only — FFIEC 041 (20050630) Report at the close of business June 30, 2005 (RCRI 9999)
This report is required by law: 12 U.S.C. § 324 (State member banks); 12 U.S.C. §1817 (State nonmember banks); and 12 U.S.C. §161 (National banks).	This report form is to be filed by banks with domestic offices only. Banks with foreign offices (as defined in the instructions) must file FFIEC 031.

NOTE: The Reports of Condition and Income must be signed by an authorized officer and the Report of Condition must be attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and National banks

I, ________________________________________________

Name and Title of Officer Authorized to Sign Report

of the named bank do hereby declare that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

________________________________________________
Signature of Officer Authorized to Sign Report

________________________________________________
Date of Signature

The Reports of Condition and Income are to be prepared in accordance with Federal regulatory authority instructions.

We, the undersigned directors (trustees), attest to the correctness of the Report of Condition (including the supporting schedules) for this report date and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

________________________________________________
Director (Trustee)

________________________________________________
Director (Trustee)

________________________________________________
Director (Trustee)

Submission of Reports

Each bank must prepare its Reports of Condition and Income either:

(a)   in electronic form and then file the computer data file directly with the banking agencies’ collection agent, Electronic Date Systems Corporation (EDS), by modem or on computer diskette; or

(b)   in hard-company (paper) form and arrange for another party to convert the paper report to electronic form. That party (if other than EDS) must transmit the bank’s computer data file to EDS.

For electronic filing assistance, contact EDS Call Report Services, 13890 Bishops Drive, Suite 110 Brookfield, WI 53005, telephone (800) 255-1571.

To fulfill the signature and attestation requirement for the Reports of Condition and Income for this report date, attach this signature page (or a photocopy or a computer-generated version of this page) to the hard-copy record of the completed report that the bank places in its files.

FDIC Certificate Number 26732 (RCRI 9050)

Deutsche Bank National Trust Company_______
Legal Title of Bank (TEXT 9010)

LOS ANGELES_________________________________
City (TEXT 9130)

CA________________________________90071 0000 State Abbrev. (TEXT 9200)                 ZIP Code (TEXT 9220)

Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency

Consolidated Reports of Condition and Income for

A Bank With Domestic Offices Only

FFIEC 041

Page i

2

Table of Contents
Signature Page
Contact Information	Report of Condition
Report of Income	Schedule RC – Balance Sheet
Schedule RI – Income Statement	Schedule RC-A—Cash and Balances Due From Depository Institutions
Schedule RI-A –Changes in Equity Capital	(to be completed only by selected banks)
Schedule RI-B –Charge-offs and Recoveries on Loans
and Leases and Changes in Allowance for Loan and Lease Losses	Schedule RC-B— Securities
Schedule RI-E— Explanations	Schedule RC-C—Loans and Lease Financing Receivables:
Part I. Loans and Leases
Part II. Loans to Small Businesses and Small Farms (to be completed for the June report only; not included in the forms for the September and December reports)
Schedule RC-D—Trading Assets and Liabilities (to be completed only by selected banks)
Schedule RC-E—Deposit Liabilities
Schedule RC-F—Other Assets
Schedule RC-G—Other Liabilities

Disclosure of Estimated Burden

The estimated average burden associated with this information collection is 41.1 hours per respondent and is estimated to vary from 15 to 600 hours per response depending on individual circumstances. Burden estimates include the time for reviewing instructions, gathering and maintaining data in the required form, and completing the information collection, but exclude the time for compiling and maintaining business records in the normal course of a respondent’s activities. A Federal agency may not conduct or sponsor, and an organization (or a person) is not required to respond to a collection of information, unless it displays a currently valid OMB control number. Comments concerning the accuracy of this burden estimate and suggestions for reducing this burden should be directed to the Office of Information and Regulatory Affairs, Office of Management and Budget, Washington, D.C. 20503, and to one of the following:

Secretary
Board of Governors of the Federal Reserve System
Washington, D.C. 20551

Legislative and Regulatory Analysis Division
Office of the Comptroller of the Currency
Washington, D.C. 20219

Assistant Executive Secretary
Federal Deposit Insurance Corporation
Washington, D.C. 20429

Schedule RC-K—Quarterly Averages
Schedule RC-L—Derivatives and Off-Balance Sheet Items
Schedule RC-M—Memoranda
Schedule RC-N—Past Due and Nonaccrual Loans, Leases, and Other Assets
Schedule RC-O—Other Data for Deposit Insurance and FICO Assessments
Schedule RC-R – Regulatory Capital
Schedule RC-S – Servicing, Securitization, and Asset Sale Activities
Schedule RC-T—Fiduciary and Related Services
Optional Narrative Statement Cornering the Amounts Reported in the Reports of Condition and Income
Special Report (to be completed by all banks)

For information or assistance, National and State nonmember banks should contact the FDIC’s Data Collection and Analysis Section, 550 17th Street, NW, Washington, D.C. 20429, toll free on (800) 688-FDIC(3342), Monday through Friday between 8:00 a.m. and 5:00 p.m., Eastern time. State member banks should contact their Federal Reserve District Bank.

Contact Information for the Reports of Condition and Income

To facilitate communication between the Agencies and the bank concerning the Reports of Condition and Income, please provide contact information for (1) the authorized officer of the bank signing the reports for this quarter and (2) the person at the bank—other than the authorized officer—to whom questions about the reports should be directed. If the authorized officer is the primary contact for questions about the reports, please provide contact information for another person at the bank who will serve as a secondary contact for communication between the Agencies and the bank concerning the Reports of Condition and Income. Enter “none” for the contact’s e-mail address or fax number if not available. Contact information for the Reports of Condition and Income is for the confidential use of the Agencies and will not be released to the public.

Authorized Officer Signing the Reports	Other Person to Whom Questions about the Reports Should be Directed

Name (TEXT C490)	Name (TEXT C495)

Title (TEXT C491)	Title (TEXT C496)

E-mail Address (TEXT C492)	E-mail Address (TEXT C4086)

Telephone: Area code/phone number/extension (TEXT C493)	Telephone: Area code/phone number/extension (TEXT 8902)

FAX: Area code/phone number (TEXT C494)	FAX: Area code/phone number (TEXT 9116)

Emergency Contact Information

This information is being requested so the Agencies can distribute critical, time sensitive information to emergency contacts at banks. Please provide primary contact information for a senior official of the bank who has decision-making authority. Also provide information for a secondary contact if available. Enter “none” for the contact’s e-mail address or fax number if not available. Emergency contact information is for the confidential use of the Agencies and will not be released to the public.

Primary Contact	Secondary Contact

Name (TEXT C366)	Name (TEXT C371)

Title (TEXT C367)	Title (TEXT C372)

E-mail Address (TEXT C368)	E-mail Address (TEXT C373)

Telephone: Area code/phone number/extension (TEXT C369)	Telephone: Area code/phone number/extension (TEXT C374)

FAX: Area code/phone number (TEXT C370)	FAX: Area code/phone number (TEXT C375)

USA PATRIOT Act Section 314(a) Anti-Money Laundering Contact Information

This information is being requested to identify points-of-contact who are in charge of your depository institution’s Section 314(a) searches and who could be contacted by federal law enforcement officers for additional information related to anti-terrorist financing and anti-money laundering. Please provide information for a secondary contact if available. Information for a third and fourth contact may be provided at the bank’s option. Enter “none” for the contact’s e-mail address or fax number if not available. USA PATRIOT Act contact information is for the confidential use of the Agencies and the Financial Crimes Enforcement Network (FinCEN) and will not be released to the public.

Primary Contact	Secondary Contact

Name (TEXT C437)	Name (TEXT C442)

Title (TEXT C438)	Title (TEXT C443)

E-mail Address (TEXT C439)	E-mail Address (TEXT C444)

Telephone: Area code/phone number/extension (TEXT C440)	Telephone: Area code/phone number/extension (TEXT C445)

FAX: Area code/phone number (TEXT C441)	FAX: Area code/phone number (TEXT C446)

Third Contact	Fourth Contact

Name (TEXT C870)	Name (TEXT C875)

Title (TEXT C871)	Title (TEXT C876)

E-mail Address (TEXT C872)	E-mail Address (TEXT C877)

Telephone: Area code/phone number/extension (TEXT C873)	Telephone: Area code/phone number/extension (TEXT C878)

FAX: Area code/phone number (TEXT C874)	FAX: Area code/phone number (TEXT C879)

Board of Govenors of the Federal Reserve System

OMB Number: 7100-0036

Federal Deposit Insurnace Corporation

OMB Number: 3064-0052

Office of the Comptroller of the Currency

OMB Number: 1557-0081

Federal Financial Institutions Examination Council	Expires March 31, 2007

Please refer to page i,

Table of Contents, for

the required disclosure

of estimated burden.

Consolidated Report of Income
All Report of Income schedules are to be reported on a calendar year-to-date basis in thousands of dollars.
Schedule RI -- Income Statement

Dollar Amounts in Thousands
1.	Interest income:
a.	Items 1.a.(1) through (6) are to be completed by all banks. Interest and fee income on loans:
(1)	Loans secured by real estate	RIAD 4011	0
(2)	Commercial and industrial loans	RIAD 4012	0
(3)	Loans to individuals for household, family, and other personal expenditures:
(a)	Credit Cards	RIAD B485	0
(b)	Other (includes single payment, installment, all student loans, and revolving credit plans other than credit cards)	RIAD B486	0
(4)	Loans to foreign governments and official institutions	RIAD 4056	0
(5)	All other loans[1]	RIAD 4058	0
(6)	Total interest and fee income on loans (sum of items 1.a.(1) through 1.a.(5))	RIAD 4010	0
b.	Income from lease financing receivables	RIAD 4065	0
c.	Interest income on balances due from depository institutions[2]	RIAD 4115	376
d.	Interest and dividend income on securities:
(1)	U.S. Treasury securities and U.S. Government agency obligations (excluding mortgage-backed securities)	RIAD B488	1,011
(2)	Mortgage-backed securities	RIAD B489	0
(3)	All other securities (includes securities issued by states and political subdivisions in the U.S.)	RIAD 4060	0
e.	Interest income from trading assets	RIAD 4069	0
f.	Interest income on federal funds sold and securities purchased under agreements to resell	RIAD 4020	0

Board of Govenors of the Federal Reserve System

OMB Number: 7100-0036

Federal Deposit Insurnace Corporation

OMB Number: 3064-0052

Office of the Comptroller of the Currency

OMB Number: 1557-0081

Federal Financial Institutions Examination Council	Expires March 31, 2007

Please refer to page i,

Table of Contents, for

the required disclosure

of estimated burden.

g.	Other interest income	RIAD 4518	90
h.	Total interest income (sum of items 1.a.(6) through 1.g)	RIAD 4107	1,477
Dollar Amounts in Thousands
2.	Interest expense:
a.	Interest on deposits:
(1)	Transaction accounts (NOW accounts, ATS accounts, and telephone and preauthorized transfer accounts)	RIAD 4508	0
(2)	Nontransaction accounts:
(a)	Savings deposits (includes MMDAs)	RIAD 0093	0
(b)	Time deposits of $100,000 or more	RIAD A517	0
(c)	Time deposits of less than $100,000	RIAD A518	0
b.	Expense of federal funds purchased and securities sold under agreements to repurchase	RIAD 4180	0
c.	Interest on trading liabilities and other borrowed money	RIAD 4185	0
d.	Interest on subordinated notes and debentures	RIAD 4200	0
e.	Total interest expense (sum of items 2.a through 2.d)	RIAD 4073	0
3.	Net interest income (item 1.h minus 2.e)	RIAD 4074	1,477
4.	Provision for loan and lease losses	RIAD 4230	0
5.	Noninterest income:
a.	Income from fiduciary activities[3]	RIAD 4070	48,258
b.	Service charges on deposit accounts	RIAD 4080	0
c.	Trading revenue[4]	RIAD A220	0
d.	Investment banking, advisory, brokerage, and underwriting fees and commissions	RIAD B490	0
e.	Venture capital revenue	RIAD B491	0
f.	Net servicing fees	RIAD B492	0
g.	Net securitization income	RIAD B493	0
h.	(1)Underwriting income from insurance and reinsurance activities	RIAD C386	0
	(2)Income from other insurance activities	RIAD C387	0
i.	Net gains (losses) on sales of loans and leases	RIAD 5416	0
j.	Net gains (losses) on sales of other real estate owned	RIAD 5415	0
k.	Net gains (losses) on sales of other assets (excluding securities)	RIAD B496	0
l.	Other noninterest income*	RIAD B497	0

Board of Govenors of the Federal Reserve System

OMB Number: 7100-0036

Federal Deposit Insurnace Corporation

OMB Number: 3064-0052

Office of the Comptroller of the Currency

OMB Number: 1557-0081

Federal Financial Institutions Examination Council	Expires March 31, 2007

Please refer to page i,

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m.	Total noninterest income (sum of items 5.a through 5.1)	RIAD 4079	48,258
6.	a. Realized gains (losses) on held-to-maturity securities	RIAD 3521	0
b.	Realized gains (losses) on available-for-sale securities	RIAD 3196	0
7.	Noninterest expense:
a.	Salaries and employee benefits	RIAD 4135	11,355
b.	Expenses of premises and fixed assets (net of rental income) (excluding salaries and employee benefits and mortgage interest)	RIAD 4217	2,285
c.	(1) Goodwill impairment losses	RIAD C216	0
	(2) Amortization expense and impairment losses for other intangible assets	RIAD C232	0
d.	Other noninterest expense*	RIAD 4092	23,018
e.	Total noninterest expense (sum of items 7.a through 7.d)	RIAD 4093	36,658
8.	Income (loss) before income taxes and extraordinary items and other adjustments (item 3 plus or minus items 4, 5.m, 6.a, 6.b, and 7.e)	RIAD 4301	13,077
9.	Applicable income taxes (on item 8)	RIAD 4302	5,559
10.	Income (loss) before extraordinary items and other adjustments (item 8 minus item 9)	RIAD 4300	7,518
11.	Extraordinary items and other adjustments, net of income taxes*	RIAD 4320	0
12.	Net income (loss) (sum of items 10 and 11)	RIAD 4340	7,518

Memoranda		Year-to-date
Dollar Amounts in Thousands
1.	Interest expense incurred to carry tax-exempt securities, loans, and leases acquired after August 7, 1986, that is not deductible for federal income tax purposes	RIAD 4513	0
2.	Income from the sale and servicing of mutual funds and annuities (included in Schedule RI, item 8)	RIAD 8431	0
3.	Income on tax-exempt loans and leases to states and political subdivisions in the U.S.(included in Schedule RI, items 1.a and 1.b)	RIAD 4313	0
4.	Income on tax-exempt securities issued by states and political subdivisions in the U.S. (included in Schedule RI, item 1.d.(3))	RIAD 4507	0

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5.	Number of full-time equivalent employees at end of current period (round to nearest whole number)	RIAD 4150	Number
			205
6.	Memorandum item 6 is to be completed by:[5] • banks with $300 million or more in total assets, and • banks with less than $300 million in total assets that have loans to finance agricultural production and other loans to farmers (Schedule RC-C, part I, item 3) exceeding five percent of total loans. Interest and fee income on loans to finance agricultural production and other loans to farmers (included in Schedule RI, item 1.a.(5))	RIAD 4024	0
7.	If the reporting bank has restated its balance sheet as a result of applying push down accounting this calendar year, report the date of the bank’s acquisition[6]	RIAD 9106	CC/YY/MM/DD
			0
8.

Trading revenue (from cash instruments and derivative instruments) (sum of Memorandum items 8.a through 8.d must equal Schedule RI, item 5.c) (To be completed by banks that reported average trading assets (Schedule RC-K, item 7) of $2 million or more for any quarter of the preceding calendar year.):

a.	Interest rate exposures	RIAD 8757	0
b.	Foreign exchange exposures	RIAD 8758	0
c.	Equity security and index exposures	RIAD 8759	0
d.	Commodity and other exposures	RIAD 8760	0
9.	To be completed by banks with $100 million or more in total assets:[5] Impact on income of derivatives held for purposes other than trading:
a.	Net increase (decrease) to interest income	RIAD 8761	0
b.	Net (increase) decrease to interest expense	RIAD 8762	0
c.	Other (noninterest) allocations	RIAD 8763	0
10.	To be completed by banks with $300 million or more in total assets:[5] Credit losses on derivatives (see instructions)	RIAD A251	N/A
11.	Does the reporting bank have a Subchapter S election in effect for federal income tax purposes for the current tax year?	RIAD A530	Yes/No
			No

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___________________________
*	Describe on Schedule RI-E—Explanations
[1]

Includes interest and fee income on "Loans to depository institutions and acceptances of other banks," "Loans to finance agricultural production and other loans of farmers," "Obligations (other than securities and leases) of states and political subdivisions in the U.S., " and "Other loans."

[2]	Includes interest income on time certificates of deposit not held for trading.
[3]	For banks required to complete Schedule RC-T, items 12 through 19, income from fiduciary activities reported in Schedule RI, item 5.a, must equal the amount reported in Schedule RC-T, item 19.
[4]	For banks required to complete Schedule RI, Memorandum item 8, trading revenue reported in Schedule RI, item 5.c, must equal the sum of Memorandum items 8.a through 8.d.
[5]	The asset size tests and the five percent of total loans test are generally based on the total assets and total loans reported on the June 30, 2004, Report of Condition.
[6]	For example, a bank acquired on March 1, 2005, would report 20050301.

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Schedule RI-A--Changes in Equity Capital
Indicate decreases and losses in parentheses.

Dollar Amounts in Thousands
1.	Total equity capital most recently reported for the December 31, 2004, Reports of Condition and Income (i.e., after adjustments from amended Reports of Income)	RIAD 3217	115,056
2.	Restatements due to corrections of material accounting errors and changes in accounting principles*	RIAD B507	0
3.	Balance end of previous calendar year as restated (sum of items 1 and 2)	RIAD B508	115,056
4.	Net income (loss) (must equal Schedule RI, item 12)	RIAD 4340	7,518
5.	Sale, conversion, acquisition, or retirement of capital stock, net (excluding treasury stock transactions)	RIAD B509	0
6.	Treasury stock transactions, net	RIAD B510	0
7.	Changes incident to business combinations, net	RIAD 4356	0
8.	LESS: Cash dividends declared on preferred stock	RIAD 4470	0
9.	LESS: Cash dividends declared on common stock	RIAD 4460	0
10.	Other comprehensive income[1]	RIAD B511	11
11.	Other transactions with parent holding company* (not included in items 5, 6, 8, or 9 above)	RIAD 4415	0
12.	Total equity capital end of current period (sum of items 3 through 11) (must equal Schedule RC, item 28)	RIAD 3210	122,585

___________________________
*	Describe on Schedule RI-E—Explanations.
[1]

Includes changes in net unrealized holding gains (losses) on available-for-sale securities, changes in accumulated net gains (losses) on cash flow hedges, and changes in minimum pension liability adjustments.

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Schedule RI-B--Charge-offs and Recoveries on Loans and Leases and Changes in Allowance for Loan and Lease Losses
Part I. Charge-offs and Recoveries on Loans and Leases
Part I includes charge-offs and recoveries through the allocated transfer risk reserve.

		(Column A) Charge-offs[1]		(Column B) Recoveries
Dollar Amounts in Thousands		Calendar-year-to-date
1.	Loans secured by real estate:
a.	Construction, land development, and other land loans	RIAD 3582	0	RIAD 3583	0
b.	Secured by farmland	RIAD 3584	0	RIAD 3585	0
c.	Secured by 1–4 family residential properties:
(1)	Revolving, open-end loans secured by 1–4 family residential properties and extended under lines of credit	RIAD 5411	0	RIAD 5412	0
(2)	Closed-end loans secured by 1–4 family residential properties:
(a)	Secured by first liens	RIAD C234	0	RIAD C217	0
(b)	Secured by junior liens	RIAD C235	0	RIAD C218	0
d.	Secured by multifamily (5 or more) residential properties	RIAD 3588	0	RIAD 3589	0
e.	Secured by nonfarm nonresidential properties	RIAD 3590	0	RIAD 3591	0
2.	Loans to depository institutions and acceptances of other banks	RIAD 4481	0	RIAD 4482	0
3.	Not applicable
4.	Commercial and industrial loans	RIAD 4638	0	RIAD 4608	0
5.	Loans to individuals for household, family, and other personal expenditures:
a.	Credit cards	RIAD B514	0	RIAD B515	0
b.	Other (includes single payment, installment, all student loans, and revolving credit plans other than credit cards)	RIAD B516	0	RIAD B517	0
6.	Loans to foreign governments and official institutions	RIAD 4643	0	RIAD 4627	0

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7.	All other loans[2]	RIAD 4644	0	RIAD 4628	0
8.	Lease financing receivables	RIAD 4266	0	RIAD 4267	0
9.	Total (sum of items 1 through 8)	RIAD 4635	0	RIAD 4605	0

Memoranda		(Column A) Charge-offs[1]		(Column B) Recoveries
Dollar Amounts in Thousands		Calendar-year-to-date
1.	Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RI-B, part I, items 4 and 7, above	RIAD 5409	0	RIAD 5410	0
2.	Memorandum items 2.a through 2.d are to be completed by banks with $300 million or more in total assets:[3]
a.	Loans secured by real estate to non-U.S. addressees (domicile) (included in Schedule RI-B, part I, item 1, above)	RIAD 4652	N/A	RIAD 4662	N/A
b.	Loans to and acceptances of foreign banks (included in Schedule RI-B, part I, item 2, above)	RIAD 4654	N/A	RIAD 4664	N/A
c.	Commercial and industrial loans to non-U.S. addressees (domicile) (included in Schedule RI-B, part I, item 4, above)	RIAD 4646	N/A	RIAD 4618	N/A
d.	Lease financing receivables of non-U.S. addressees (domicile) (included in Schedule RI-B, part I, item 8, above)	RIAD 4659	N/A	RIAD 4669	N/A
3.	Memorandum item 3 is to be completed by:[3] • banks with $300 million or more in total assets, and • banks with less than $300 million in total assets that have loans to finance agricultural production and other loans to farmers (Schedule RC-C, part I, item 3) exceeding five percent of total loans: Loans to finance agricultural production and other loans to farmers (included in Schedule RI-B, part I, item 7, above	RIAD 4655	0	RIAD 4665	0

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Memorandum item 4 is to be completed by banks that (1) together with affiliated institutions, have outstanding credit card receivables (as defined in the instructions) that exceed $500 million as of the report date or (2) are credit card specialty banks as defined for Uniform Bank Performance Report purposes.

4.	Uncollectible retail credit card fees and finance charges reversed against income (i.e., not included in charge-offs against the allowance for loan and lease losses)	RIAD C388	0

___________________________
[1]	Include write-downs arising from transfers of loans to a held-for-sale account.
[2]

Includes charge-offs and recoveries on "Loans to finance agricultural production and other loans to farmers," "Obligations (other than securities and leases) of states and political subdivisions in the U.S.," and "Other loans."

[3]	The $300 million asset size test and the five percent of total loans test are generally based on the total assets and total loans reported on the June 30, 2004, Report of Condition.

Part II. Changes in Allowance for Loan and Lease Losses

Dollar Amounts in Thousands
1.	Balance most recently reported for the December 31, 2004, Reports of Condition and Income (i.e., after adjustments from amended Reports of Income)	RIAD B522	0
2.	Recoveries (must equal part I, item 9, column B above)	RIAD 4605	0
3.	LESS: Charge-offs (must equal part I, item 9, column A, above less Schedule RI-B, part II, item 4)	RIAD C079	0
4.	LESS: Write-downs arising from transfers of loans to a held-for-sale account	RIAD 5523	0
5.	Provision for loan and lease losses (must equal Schedule RI, item 4)	RIAD 4230	0
6.	Adjustments* (see instructions for this schedule)	RIAD C233	0
7.	Balance end of current period (sum of items 1, 2, 5, and 6, less items 3 and 4) (must equal Schedule RC, item 4.c)	RIAD 3123	0

___________________________
*	Describe on Schedule RI-E—Explanations

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Memoranda
Dollar Amounts in Thousands
1.	Allocated transfer risk reserve included in Schedule RI-B, part II, item 7 above	RIAD C435	0

Memorandum items 2 and 3 are to be completed by banks that (1) together with affiliated institutions, have outstanding credit card receivables (as defined in the instructions) that exceed $500 million as of the report date or (2) are credit card specialty banks as defined for Uniform Bank Performance Report purposes.

2.	Separate valuation allowance for uncollectible retail credit card fees and finance charges	RIAD C389	0
3.	Amount of allowance for loan and lease losses attributable to retail credit card fees and finance charges	RIAD C390	0
Memorandum item 4 is to be completed by all banks.
4.	Amount of allowance for post-acquisition losses on purchased impaired loans accounted for in accordance with AICPA Statement of Position 03-3 (included in Schedule RI-B, part II, item 7, above)	RIAD C781	0

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Schedule RI-E--Explanations
Schedule RI-E is to be completed each quarter on a calendar year-to-date basis.

Detail all adjustments in Schedule RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details.)

Dollar Amounts in Thousands		Year-to-date
1.	Other noninterest income (from Schedule RI, item 5.l) Itemize and describe amounts that exceed 1% of the sum of Schedule RI, items 1.h and 5.m:
a.	Income and fees from the printing and sale of checks	RIAD C013	0
b.	Earnings on/increase in value of cash surrender value of life insurance	RIAD C014	0
c.	Income and fees from automated teller machines (ATMs)	RIAD C016	0
d.	Rent and other income from other real estate owned	RIAD 4042	0
e.	Safe deposit box rent	RIAD C015	0
f.	(TEXT 4461)	RIAD 4461	0
g.	(TEXT 4462)	RIAD 4462	0
h.	(TEXT 4463)	RIAD 4463	0
2.	Other noninterest expense (from Schedule RI, item 7.d) Itemize and describe amounts that exceed 1% of the sum of Schedule RI, items 1.h and 5.m:
a.	Data processing expenses	RIAD C017	0
b.	Advertising and marketing expenses	RIAD 0497	0
c.	Directors’ fees	RIAD 4136	0
d.	Printing, stationery, and supplies	RIAD C018	0
e.	Postage	RIAD 8403	0
f.	Legal fees and expenses	RIAD 4141	0
g.	FDIC deposit insurance assessments	RIAD 4146	0
h.	(TEXT 4464) Interdepartmental Expenses	RIAD 4464	11,705
i.	(TEXT 4467) Agency Proffesional Expenses	RIAD 4467	5,613
j.	(TEXT 4468) Service bureau & deal franchise taxes	RIAD 4468	3,821

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3.	Extraordinary items and other adjustments and applicable income tax effect (from Schedule RI, item 11) (itemize and describe all extraordinary items and other adjustments):
a.	(1) (TEXT 4469)	RIAD 4469	0
	(2) Applicable income tax effect	RIAD 4486	0
b.	(1) (TEXT 4487)	RIAD 4487	0
	(2) Applicable income tax effect	RIAD 4488	0
c.	(1) (TEXT 4489)	RIAD 4489	0
	(2) Applicable income tax effect	RIAD 4491	0
4.	Restatements due to corrections of material accounting errors and changes in accounting principles (from Schedule RI-A, item 2) (itemize and describe all restatements):
a.	(TEXT B526)	RIAD B526	0
b.	(TEXT B527)	RIAD B527	0
5.	Other transactions with parent holding company (from Schedule RI-A, item 11) (itemize and describe all such transactions):
a.	(TEXT 4498)	RIAD 4498	0
b.	(TEXT 4499)	RIAD 4499	0
6.	Adjustments to allowance for loan and lease losses (from Schedule RI-B, part II, item 6) (itemize and describe all adjustments):
a.	(TEXT 4521)	RIAD 4521	0
b.	(TEXT 4522)	RIAD 4522	0
7.	Other explanations (the space below is provided for the bank to briefly describe, at its option, any other significant items affecting the Report of Income):

No comment ☐ (RIAD 4769)
Other explanations (please type or print clearly):
(TEXT 4769)

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Consolidated Report of Condition for Insured Commercial and State - Chartered Savings Banks
All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.
Schedule RC -- Balance Sheet

Dollar Amounts in Thousands
ASSETS
1.	Cash and balances due from depository institutions (from Schedule RC-A):
a.	Noninterest-bearing balances and currency and coin[1]	RCON 0081	5
b.	Interest-bearing balances[2]	RCON 0071	30,720
2.	Securities:
a.	Held-to-maturity securities (from Schedule RC-B, column A)	RCON 1754	0
b.	Available-for-sale securities (from Schedule RC-B, column D)	RCON 1773	82,156
3.	Federal funds sold and securities purchased under agreements to resell:
a.	Federal funds sold	RCON B987	0
b.	Securities purchased under agreements to resell[3]	RCON B989	0
4.	Loans and lease financing receivables (from Schedule RC-C):
a.	Loans and leases held for sale	RCON 5369	0
b.	Loans and leases, net of unearned income	RCON B528	0
c.	LESS: Allowance for loan and lease losses	RCON 3123	0
d.	Loans and leases, net of unearned income and allowance (item 4.b minus 4.c)	RCON B529	0
5.	Trading assets (from Schedule RC-D)	RCON 3545	0
6.	Premises and fixed assets (including capitalized leases)	RCON 2145	5,487
7.	Other real estate owned (from Schedule RC-M)	RCON 2150	0
8.	Investments in unconsolidated subsidiaries and associated companies (from Schedule RC-M)	RCON 2130	0
9.	Customers’ liability to this bank on acceptances outstanding	RCON 2155	0
10.	Intangible assets:

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a.	Goodwill	RCON 3163	0
b.	Other intangible assets (from Schedule RC-M)	RCON 0426	0
11.	Other assets (from Schedule RC-F)	RCON 2160	28,900
12.	Total assets (sum of items 1 through 11)	RCON 2170	147,268
LIABILITIES
13.	Deposits:
a.	In domestic offices (sum of totals of columns A and C from Schedule RC-E)	RCON 2200	0
(1)	Noninterest-bearing[4]	RCON 6631	0
(2)	Interest-bearing	RCON 6636	0
b.	Not applicable
14.	Federal funds purchased and securities sold under agreements to repurchase:
a.	Federal funds purchased[5]	RCON B993	0
b.	Securities sold under agreements to repurchase[6]	RCON B995	0
15.	Trading liabilities (from Schedule RC-D)	RCON 3548	0
16.	Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases) (from Schedule RC-M)	RCON 3190	0
17.	Not applicable
18.	Bank’s liability on acceptances executed and outstanding	RCON 2920	0
19.	Subordinated notes and debentures[7]	RCON 3200	0
20.	Other liabilities (from Schedule RC-G)	RCON 2930	24,683
21.	Total liabilities (sum of items 13 through 20)	RCON 2948	24,683
22.	Minority interest in consolidated subsidiaries	RCON 3000	0
EQUITY CAPITAL
23.	Perpetual preferred stock and related surplus	RCON 3838	0
24.	Common stock	RCON 3230	50,000
25.	Surplus (exclude all surplus related to preferred stock)	RCON 3839	50,000
26.	a. Retained earnings	RCON 3632	22,596
b.	Accumulated other comprehensive income[8]	RCON B530	-11
27.	Other equity capital components[9]	RCON A130	0
28.	Total equity capital (sum of items 23 through 27)	RCON 3210	122,585

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29.	Total liabilities, minority interest, and equity capital (sum of items 21, 22, and 28)	RCON 3300	147,268

Memorandum
To be reported with the March Report of Condition.
1.

Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of auditing work performed for the bank by independent external auditors as of any date during 2004

	RCON 6724	Number
N/A

1 =	Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank	4 =	Directors’ examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)
2 =

Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)

		5 =	Directors’ examination of the bank performed by other external auditors (may be required by state chartering authority)
		6 =	Review of the bank’s financial statements by external auditors
		7 =	Compilation of the bank's financial statements by external auditors
3 =	Attestation on bank management’s assertion on the effectiveness of the bank’s internal control over financial reporting by a certified public accounting firm	8 =	Other audit procedures (excluding tax preparation work)
		9 =	No external audit work

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___________________________
[1]	Includes cash items in process of collection and unposted debits.
[2]	Includes time certificates of deposit not held for trading.
[3]	Includes all securities resale agreements, regardless of maturity.
[4]	Includes total demand deposits and noninterest-bearing time and savings deposits.
[5]	Report overnight Federal Home Loan Bank advances in Schedule RC, item 16,"Other borrowed money."
[6]	Includes all securities repurchase agreements, regardless of maturity.
[7]	Includes limited-life preferred stock and related surplus.
[8]	Includes net unrealized holding gains (losses) on available-for-sale securities, accumulated net gains (losses) on cash flow hedges, and minimum pension liability adjustments.
[9]	Includes treasury stock and unearned Employee Stock Ownership Plan shares.

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Schedule RC-A -- Cash and Balances Due From Depository Institutions
Schedule RC-A is to be completed only by banks with $300 million or more in total assets. Exclude assets held for trading.

Dollar Amounts in Thousands
1.	Cash items in process of collection, unposted debits, and currency and coin:
a.	Cash items in process of collection and unposted debits	RCON 0020	N/A
b.	Currency and coin	RCON 0080	N/A
2.	Balances due from depository institutions in the U.S:
a.	U.S. branches and agencies of foreign banks	RCON 0083	N/A
b.	Other commercial banks in the U.S. and other depository institutions in the U.S.	RCON 0085	N/A
3.	Balances due from banks in foreign countries and foreign central banks:
a.	Foreign branches of other U.S. banks	RCON 0073	N/A
b.	Other banks in foreign countries and foreign central banks	RCON 0074	N/A
4.	Balances due from Federal Reserve Banks	RCON 0090	N/A
5.	Total (sum of items 1 through 4) (must equal Schedule RC, sum of items 1.a and 1.b)	RCON 0010	N/A
Schedule RC-B--Securities
Exclude assets held for trading.

		Held-to-maturity				Available-for-sale
Dollar Amounts in Thousands		(Column A) Amortized Cost		(Column B) Fair Value		(Column C) Amortized Cost		(Column D) Fair Value
1.	U.S.Treasury securities	RCON 0211	0	RCON 0213	0	RCON 1286	74,962	RCON 1287	74,949

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2.	U.S.Government agency obligations (exclude mortgage-backed securities):
a.	Issued by U.S. Government agencies[1]	RCON 1289	0	RCON 1290	0	RCON 1291	0	RCON 1293	0
b.	Issued by U.S. Government-sponsored agencies[2]	RCON 1294	0	RCON 1295	0	RCON 1297	7,148	RCON 1298	7,148
3.	Securities issued by states and political subdivisions in the U.S.	RCON 8496	0	RCON 8497	0	RCON 8498	0	RCON 8499	0
4.	Mortgage-backed securities (MBS):
a.	Pass-through securities:
(1)	Guaranteed by GNMA	RCON 1698	0	RCON 1699	0	RCON 1701	0	RCON 1702	0
(2)	Issued by FNMA and FHLMC	RCON 1703	0	RCON 1705	0	RCON 1706	0	RCON 1707	0
(3)	Other pass-through securities	RCON 1709	0	RCON 1710	0	RCON 1711	0	RCON 1713	0
b.	Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS):
(1)	Issued or guaranteed by FNMA, FHLMC, or GNMA	RCON 1714	0	RCON 1715	0	RCON 1716	0	RCON 1717	0
(2)	Collateralized by MBS issued or guaranteed by FNMA, FHLMC, or GNMA	RCON 1718	0	RCON 1719	0	RCON 1731	0	RCON 1732	0
(3)	All other mortgage-backed securities	RCON 1733	0	RCON 1734	0	RCON 1735	0	RCON 1736	0
5.	Asset-backed securities (ABS):
a.	Credit card receivables	RCON B838	0	RCON B839	0	RCON B840	0	RCON B841	0
b.	Home equity lines	RCON B842	0	RCON B843	0	RCON B844	0	RCON B845	0
c.	Automobile loans	RCON B846	0	RCON B847	0	RCON B848	0	RCON B849	0
d.	Other consumer loans	RCON B850	0	RCON B851	0	RCON B852	0	RCON B853	0
e.	Commercial and industrial loans	RCON B854	0	RCON B855	0	RCON B856	0	RCON B857	0
f.	Other	RCON B858	0	RCON B859	0	RCON B860	0	RCON B861	0
6.	Other debt securities:
a.	Other domestic debt securities	RCON 1737	0	RCON 1738	0	RCON 1739	0	RCON 1741	0
b.	Foreign debt securities	RCON 1742	0	RCON 1743	0	RCON 1744	0	RCON 1746	0
7.	Investments in mutual funds and other equity securities with readily determinable fair values[3]					RCON A510	59	RCON A511	59

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8.	Total (sum of items 1 through 7) (total of column A must equal Schedule RC, Item 2.a) (total of column D must equal Schedule RC, item 2.b)	RCON 1754	0	RCON 1771	0	RCON 1772	82,169	RCON 1773	82,156

Memoranda
1.	Pledged securities[4]	RCON 0416	600
2.	Maturity and repricing data for debt securities[4,5] (excluding those in nonaccrual status):
a.

Securities issued by the U.S. Treasury, U.S. Government agencies, and states and political subdivisions in the U.S.; other non-mortgage debt securities; and mortgage pass-through securities other than those backed by closed-end first lien 1–4 family residential mortgages with a remaining maturity or next repricing date of:[6,7]

(1)	Three months or less	RCON A549	36,401
(2)	Over three months through 12 months	RCON A550	45,696
(3)	Over one year through three years	RCON A551	0
(4)	Over three years through five years	RCON A552	0
(5)	Over five years through 15 years.	RCON A553	0
(6)	Over 15 years	RCON A554	0
b.	Mortgage pass-through securities backed by closed-end first lien 1–4 family residential mortgages with a remaining maturity or next repricing date of:[6,8]
(1)	Three months or less	RCON A555	0
(2)	Over three months through 12 months	RCON A556	0
(3)	Over one year through three years	RCON A557	0
(4)	Over three years through five years	RCON A558	0
(5)	Over five years through 15 years	RCON A559	0
(6)	Over 15 years	RCON A560	0
c.	Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS; exclude mortgage pass-through securities) with an expected average life of:[9]

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(1)	Three years or less	RCON A561	0
(2)	Over three years	RCON A562	0
d.	Debt securities with a REMAINING MATURITY of one year or less (included in Memorandum items 2.a through 2.c above)	RCON A248	82,097
3.	Amortized cost of held-to-maturity securities sold or transferred to available-for-sale or trading securities during the calendar year-to-date (report the amortized cost at date of sale or transfer)	RCON 1778	0
4.	Structured notes (included in the held-to-maturity and available-for-sale accounts in Schedule RC-B, items 2, 3, 5, and 6):
a.	Amortized cost	RCON 8782	0
b.	Fair value	RCON 8783	0

_____________________
[1]	Includes Small Business Administration “Guaranteed Loan Pool Certificates,” U.S. Maritime Administration obligations, and Export–Import Bank participation certificates.
[2]

Includes obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home Loan Bank System, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing Corporation, Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.

[3]	Report Federal Reserve stock, Federal Home Loan Bank stock, and bankers’ bank stock in Schedule RC-F, item 4.
[4]	Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.
[5]	Exclude investments in mutual funds and other equity securities with readily determinable fair values.
[6]	Report fixed rate debt securities by remaining maturity and floating rate debt securities by next repricing date.
[7]

Sum of Memorandum items 2.a.(1) through 2.a.(6) plus any nonaccrual debt securities in the categories of debt securities reported in Memorandum item 2.a that are included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, sum of items 1, 2, 3, 5, and 6, columns A and D, plus mortgage pass-through securities other than those backed by closed-end first lien 1–4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.

[8]

Sum of Memorandum items 2.b.(1) through 2.b.(6) plus any nonaccrual mortgage pass-through securities backed by closed-end first lien 1–4 family residential mortgages included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, item 4.a, sum of columns A and D, less the amount of mortgage pass-through securities other than those backed by closed-end first lien 1–4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.

[9]

Sum of Memorandum items 2.c.(1) and 2.c.(2) plus any nonaccrual “Other mortgage-backed securities” included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, item 4.b, sum of columns A and D.

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Schedule RC-C--Loans and Lease Financing Receivables
Part I. Loans and Leases

Do not deduct the allowance for loan and lease losses or the allocated transfer risk reserve from amounts reported in this schedule. Report (1) loans and leases held for sale at the lower of cost or market value and (2) loans and leases held for investment, net of unearned income. Exclude assets held for trading and commercial paper.

Dollar Amounts in Thousands		(Column A) To Be Completed by Banks with $300 Million or More in Total Assets [1]		(Column B) To Be Completed by All Banks
1.	Loans secured by real estate:
a.	Construction, land development, and other land loans			RCON 1415	0
b.	Secured by farmland (including farm residential and other improvements)			RCON 1420	0
c.	Secured by 1–4 family residential properties:
(1)	Revolving, open-end loans secured by 1–4 family residential properties and extended under lines of credit			RCON 1797	0
(2)	Closed-end loans secured by 1–4 family residential properties:
(a)	Secured by first liens			RCON 5367	0
(b)	Secured by junior liens			RCON 5368	0
d.	Secured by multifamily (5 or more) residential properties			RCON 1460	0
e.	Secured by nonfarm nonresidential properties			RCON 1480	0
2.	Loans to depository institutions and acceptances of other banks
a.	To commercial banks in the U.S.:			RCON 1288	0
(1)	To U.S. branches and agencies of foreign banks	RCON B532	N/A
(2)	To other commercial banks in the U.S.	RCON B533	N/A

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b.	To other depository institutions in the U.S.	RCON B534	N/A
c.	To banks in foreign countries
(1)	To foreign branches of other U.S. banks	RCON B536	N/A
(2)	To other banks in foreign countries	RCON B537	N/A
3.	Loans to finance agricultural production and other loans to farmers			RCON 1590	0
4.	Commercial and industrial loans			RCON 1766	0
a.	To U.S. addressees (domicile)	RCON 1763	N/A
b.	To non-U.S. addressees (domicile)	RCON 1764	N/A
5.	Not applicable
6.	Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper):
a.	Credit cards			RCON B538	0
b.	Other revolving credit plans			RCON B539	0
c.	Other consumer loans (includes single payment, installment, and all student loans)			RCON 2011	0
7.	Loans to foreign governments and official institutions (including foreign central banks)			RCON 2081	0
8.	Obligations (other than securities and leases) of states and political subdivisions in the U.S.			RCON 2107	0
9.	Other loans			RCON 1563	0
a.	Loans for purchasing or carrying securities (secured and unsecured)	RCON 1545	N/A
b.	All other loans (exclude consumer loans)	RCON 1564	N/A
10.	Lease financing receivables (net of unearned income)			RCON 2165	0
a.	Of U.S. addressees (domicile)	RCON 2182	N/A
b.	Of non-U.S. addressees (domicile)	RCON 2183	N/A
11.	LESS: Any unearned income on loans reflected in items 1–9 above			RCON 2123	0
12.	Total loans and leases, net of unearned income (sum of items 1 through 10 minus item 11) (must equal Schedule RC, sum of items 4.a and 4.b)			RCON 2122	0

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Memoranda
Dollar Amounts in Thousands
1.	Loans and leases restructured and in compliance with modified terms (included in Schedule RC-C, part I, and not reported as past due or nonaccrual in Schedule RC-N, Memorandum item 1) (exclude loans secured by 1–4 family residential properties and loans to individuals for household, family, and other personal expenditures)	RCON 1616	0
2.	Maturity and repricing data for loans and leases (excluding those in nonaccrual status):
a.

Closed-end loans secured by first liens on 1–4 family residential properties  (reported in Schedule RC-C, part I, item 1.c.(2)(a), column B, above) with a remaining maturity or next repricing date of: [2,3]

(1)	Three months or less	RCON A564	0
(2)	Over three months through 12 months	RCON A565	0
(3)	Over one year through three years	RCON A566	0
(4)	Over three years through five years	RCON A567	0
(5)	Over five years through 15 years	RCON A568	0
(6)	Over 15 years	RCON A569	0
b.

All loans and leases (reported in Schedule RC-C, part I, items 1 through 10, column B, above) EXCLUDING closed-end loans secured by first liens on 1–4 family residential properties (reported in Schedule RC-C, part I, item 1.c.(2)(a), column B, above) with a remaining maturity or next repricing date of: [2,4]

(1)	Three months or less	RCON A570	0
(2)	Over three months through 12 months	RCON A571	0
(3)	Over one year through three years	RCON A572	0
(4)	Over three years through five years	RCON A573	0
(5)	Over five years through 15 years	RCON A574	0
(6)	Over 15 years	RCON A575	0
c.	Loans and leases (reported in Schedule RC-C, part I, items 1 through 10, column B, above) with a REMAINING MATURITY of one year or less (excluding those in nonaccrual status)	RCON A247	0

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3.	Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RC-C, part I, items 4 and 9, column B5	RCON 2746	0
4.	Adjustable rate closed-end loans secured by first liens on 1–4 family residential properties (included in Schedule RC-C, part I, item 1.c.(2)(a), column B)	RCON 5370	0
5.	To be completed by banks with $300 million or more in total assets:[1] Loans secured by real estate to non-U.S. addressees (domicile) (included in Schedule RC-C, part I, items 1.a through 1.e, column B)	RCON B837	N/A

Memorandum item 6 is to be completed by banks that (1) together with affiliated institutions, have outstanding credit card receivables (as defined in the instructions) that exceed $500 million as of the report date or (2) are credit card specialty banks as defined for Uniform Bank Performance Report purposes

6.	Outstanding credit card fees and finance charges included in Schedule RC-C, part I, item 6.a	RCFD C391	0
Memorandum item 7 is to be completed by all banks.
7.	Purchased impaired loans held for investment accounted for in accordance with AICPA Statement of Position 03-3 (exclude loans held for sale):
a.	Outstanding balance	RCFD C779	0
b.	Carrying amount included in Schedule RC-C, part I, items 1 through 9	RCFD C780	0

____________________
[1]	The $300 million asset size test is generally based on the total assets reported on the June 30, 2004, Report of Condition.
[2]	Report fixed rate loans and leases by remaining maturity and floating rate loans by next repricing date.
[3]

Sum of Memorandum items 2.a.(1) through 2.a.(6) plus total nonaccrual closed-end loans secured by first liens on 1–4 family residential properties included in Schedule RC-N, item 1.c.(2)(a), column C, must equal total closed-end loans secured by first liens on 1–4 family residential properties from Schedule RC-C, part I, item 1.c.(2)(a), column B.

[4]

Sum of Memorandum items 2.b.(1) through 2.b.(6), plus total nonaccrual loans and leases from Schedule RC-N, sum of items 1 through 8, column C, minus nonaccrual closed-end loans secured by first liens on 1–4 family residential properties included in Schedule RC-N, item 1.c.(2)(a), column C, must equal total loans and leases from Schedule RC-C, part I, sum of items 1 through 10, column B, minus total closed-end loans secured by first liens on 1–4 family residential properties from Schedule RC-C, part I, item 1.c.(2)(a), column B.

[5]	Exclude loans secured by real estate that are included in Schedule RC-C, part I, item 1.a through 1.e, column B.

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Part II. Loans to Small Businesses and Small Farms
Schedule RC-C, Part II is to be reported only with the June Report of Condition.

Report the number and amount currently outstanding as of June 30 of business loans with “original amounts ” of $1,000,000 or less and farm loans with “original amounts” of $500,000 or less.  The following guidelines should be used to determine the “original amount” of a loan: (1) For loans drawn down under lines of credit or loan commitments, the “original amount” of the loan is the size of the line of credit or loan commitment when the line of credit or loan commitment was most recently approved, extended, or renewed prior to the report date. However, if the amount currently outstanding as of the report date exceeds this size, the “original amount” is the amount currently outstanding on the report date. (2) For loan participations and syndications, the “original amount” of the loan participation or syndication is the entire amount of the credit originated by the lead lender. (3) For all other loans, the “original amount” is the total amount of the loan at origination or the amount currently outstanding as of the report date, whichever is larger.

Loans to Small Businesses
1.

Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank’s “Loans secured by nonfarm nonresidential properties” reported in Schedule RC-C, part I, item 1.e, and all or substantially all of the dollar volume of your bank’s “Commercial and industrial loans ” reported in Schedule RC-C, part I, item 4,[1] have original amounts of $100,000 or less (If your bank has no loans outstanding in both of these two loan categories, place an “X ” in the box marked “NO.”)

		RCON 6999	YES/NO
			No
If YES, complete items 2.a and 2.b below, skip items 3 and 4 below, and go to item 5.
If NO and your bank has loans outstanding in either loan category, skip items 2.a and 2.b, complete items 3 and 4 below, and go to item 5.
If NO and your bank has no loans outstanding in both loan categories, skip items 2 through 4, and go to item 5.
2.	Report the total number of loans currently outstanding for each of the following Schedule RC-C, part I, loan categories:	Number of Loans
a.	“Loans secured by nonfarm nonresidential properties ” reported in Schedule RC-C, part I, item 1.e, (Note: Item 1.e, divided by the number of loans should NOT exceed $100,000.)	RCON 5562	0

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b.	“Commercial and industrial loans” reported in Schedule RC-C, part I, item 4[1]. (Note: Item 4[1], divided by the number of loans should NOT exceed $100,000.)	RCON 5563	0

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Dollar Amounts in Thousands		(Column A) Number of Loans		(Column B) Amount Currently Outstanding
3.

Number and amount currently outstanding of  “Loans secured by nonfarm nonresidential properties ” reported in Schedule RC-C, part I, item 1.e, (sum of items 3.a through 3.c must be less than or equal to Schedule RC-C, part I, item 1.e):

a.	With original amounts of $100,000 or less	RCON 5564	0	RCON 5565	0
b.	With original amounts of more than $100,000 through $250,000	RCON 5566	0	RCON 5567	0
c.	With original amounts of more than $250,000 through $1,000,000	RCON 5568	0	RCON 5569	0
4.

Number and amount currently outstanding of “Commercial and industrial loans” reported in Schedule RC-C, part I, item 4[1] (sum of items 4.a through 4.c must be less than or equal to Schedule RC-C, part I, item 41):

a.	With original amounts of $100,000 or less	RCON 5570	0	RCON 5571	0
b.	With original amounts of more than $100,000 through $250,000	RCON 5572	0	RCON 5573	0
c.	With original amounts of more than $250,000 through $1,000,000	RCON 5574	0	RCON 5575	0

Agricultural Loans to Small Farms
5.

Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank’s “Loans secured by farmland (including farm residential and other improvements)” reported in Schedule RC-C, part I, item 1.b, and all or substantially all of the dollar volume of your bank’s “Loans to finance agricultural production and other loans to farmers” reported in Schedule RC-C, part I, item 3, have original amounts of $100,000 or less (If your bank has no loans outstanding in both of these two loan categories, place an “X” in the box marked “NO.”)

	RCON 6860	YES/NO
No
If YES, complete items 6.a and 6.b below, and do not complete items 7 and 8.
If NO and your bank has loans outstanding in either loan category, skip items 6.a and 6.b and complete items 7 and 8 below.

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If NO and your bank has no loans outstanding in both loan categories, do not complete items 6 through 8.
6.	Report the total number of loans currently outstanding for each of the following Schedule RC-C, part I, loan categories:	Number of Loans
a.	“Loans secured by farmland (including farm residential and other improvements)” reported in Schedule RC-C, part I, item 1.b, (Note: Item 1.b divided by the number of loans should NOT exceed $100,000.)	RCON 5576	0
b.	“Loans to finance agricultural production and other loans to farmers” reported in Schedule RC-C, part I, item 3 (Note: Item 3 divided by the number of loans should NOT exceed $100,000.)	RCON 5577	0

Dollar Amounts in Thousands		(Column A) Number of Loans		(Column B) Amount Currently Outstanding
7.

Number and amount currently outstanding of “Loans secured by farmland (including farm residential and other improvements)” reported in Schedule RC-C, part I, item 1.b, (sum of items 7.a through 7.c must be less than or equal to Schedule RC-C, part I, item 1.b):

a.	With original amounts of $100,000 or less	RCON 5578	0	RCON 5579	0
b.	With original amounts of more than $100,000 through $250,000	RCON 5580	0	RCON 5581	0
c.	With original amounts of more than $250,000 through $500,000	RCON 5582	0	RCON 5583	0
8.

Number and amount currently outstanding of "Loans to finance agricultural production and other loans to farmers" reported in Schedule RC-C, part I, item 3, (sum of items 8.a through 8.c must be less than or equal to Schedule RC-C, part I, item 3):

a.	With original amounts of $100,000 or less	RCON 5584	0	RCON 5585	0
b.	With original amounts of more than $100,000 through $250,000	RCON 5586	0	RCON 5587	0
c.	With original amounts of more than $250,000 through $500,000	RCON 5588	0	RCON 5589	0

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____________________
[1]

Banks with $300 million or more in total assets should provide the requested information for "Commercial and industrial loans" based on the loans reported in Schedule RC-C, part I, item 4.a, column A, "Commercial and industrial loans" to U.S. addressees.

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Schedule RC-D--Trading Assets and Liabilities
Schedule RC-D is to be completed by banks that reported average trading assets (Schedule RC-K, item 7) of $2 million or more for any quarter of the preceding calendar year.

Dollar Amounts in Thousands
ASSETS
1.	U.S.Treasury securities	RCON 3531	0
2.	U.S.Government agency obligations (exclude mortgage-backed securities)	RCON 3532	0
3.	Securities issued by states and political subdivisions in the U.S.	RCON 3533	0
4.	Mortgage-backed securities (MBS):
a.	Pass-through securities issued or guaranteed by FNMA, FHLMC, or GNMA	RCON 3534	0
b.	Other mortgage-backed securities issued or guaranteed by FNMA, FHLMC, or GNMA (include CMOs, REMICs, and stripped MBS)	RCON 3535	0
c.	All other mortgage-backed securities	RCON 3536	0
5.	Other debt securities	RCON 3537	0
6.-8.	Not applicable
9.	Other trading assets	RCON 3541	0
10.	Not applicable
11.	Derivatives with a positive fair value	RCON 3543	0
12.	Total trading assets (sum of items 1 through 11) (must equal Schedule RC, item 5)	RCON 3545	0
LIABILITIES
13.	Liability for short positions	RCON 3546	0
14.	Derivatives with a negative fair value	RCON 3547	0
15.	Total trading liabilities (sum of items 13 and 14) (must equal Schedule RC, item 15)	RCON 3548	0

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Schedule RC-E--Deposit Liabilities

		Transaction Accounts				Nontransaction Accounts
Dollar Amounts in Thousands		(Column A) Total transaction accounts (including total demand deposits)		(Column B) Memo: Total demand deposits (included in column A)		(Column C) Total nontransaction accounts (including MMDAs)
Deposits of:
1.	Individuals, partnerships, and corporations (include all certified and official checks)	RCON B549	0			RCON B550	0
2.	U.S.Government	RCON 2202	0			RCON 2520	0
3.	States and political subdivisions in the U.S.	RCON 2203	0			RCON 2530	0
4.	Commercial banks and other depository institutions in the U.S.	RCON B551	0			RCON B552	0
5.	Banks in foreign countries	RCON 2213	0			RCON 2236	0
6.	Foreign governments and official institutions (including foreign central banks)	RCON 2216	0			RCON 2377	0
7.	Total (sum of items 1 through 6) (sum of columns A and C must equal Schedule RC, item 13.a)	RCON 2215	0	RCON 2210	0	RCON 2385	0

Memoranda
Dollar Amounts in Thousands

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1.	Selected components of total deposits (i.e., sum of item 7, columns A and C):
a.	Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts	RCON 6835	0
b.	Total brokered deposits	RCON 2365	0
c.	Fully insured brokered deposits (included in Memorandum item 1.b above):
(1)	Issued in denominations of less than $100,000	RCON 2343	0
(2)	Issued either in denominations of $100,000 or in denominations greater than $100,000 and participated out by the broker in shares of $100,000 or less	RCON 2344	0
d.	Maturity data for brokered deposits:
(1)	Brokered deposits issued in denominations of less than $100,000 with a remaining maturity of one year or less (included in Memorandum item 1.c.(1) above)	RCON A243	0
(2)	Brokered deposits issued in denominations of $100,000 or more with a remaining maturity of one year or less (included in Memorandum item 1.b above)	RCON A244	0
e.

Preferred deposits (uninsured deposits of states and political subdivisions in the U.S. reported in item 3 above which are secured or collateralized as required under state law) (to be completed for the December report only)

		RCON 5590	N/A
2.	Components of total nontransaction accounts (sum of Memorandum items 2.a through 2.c must equal item 7, column C above):
a.	Savings deposits:
(1)	Money market deposit accounts (MMDAs)	RCON 6810	0
(2)	Other savings deposits (excludes MMDAs)	RCON 0352	0
b.	Total time deposits of less than $100,000	RCON 6648	0
c.	Total time deposits of $100,000 or more	RCON 2604	0
3.	Maturity and repricing data for time deposits of less than $100,000:
a.	Time deposits of less than $100,000 with a remaining maturity or next repricing date of: [1,2]
(1)	Three months or less	RCON A579	0
(2)	Over three months through 12 months	RCON A580	0
(3)	Over one year through three years	RCON A581	0
(4)	Over three years	RCON A582	0
b.	Time deposits of less than $100,000 with a REMAINING MATURITY of one year or less (included in Memorandum items 3.a.(1) and 3.a.(2) above)[3]	RCON A241	0
4.	Maturity and repricing data for time deposits of $100,000 or more:

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a.	Time deposits of $100,000 or more with a remaining maturity or next repricing date of: [1,4]
(1)	Three months or less	RCON A584	0
(2)	Over three months through 12 months	RCON A585	0
(3)	Over one year through three years	RCON A586	0
(4)	Over three years	RCON A587	0
b.	Time deposits of $100,000 or more with a REMAINING MATURITY of one year or less (included in Memorandum items 4.a.(1) and 4.a.(2) above)[3]	RCON A242	0

___________________
[1]	Report fixed rate time deposits by remaining maturity and floating rate time deposits by next repricing date.
[2]	Sum of Memorandum items 3.a.(1) through 3.a.(4) must equal Schedule RC-E, Memorandum item 2.b
[3]

Report both fixed and floating rate time deposits by remaining maturity. Exclude floating rate time deposits with a next repricing date of one year or less that have a remaining maturity of over one year.

[4]	Sum of Memorandum items 4.a.(1) through 4.a.(4) must equal Schedule RC-E, Memorandum item 2.c

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Schedule RC-F--Other Assets

Dollar Amounts in Thousands
1.	Accrued interest receivable[1]	RCON B556	39
2.	Net deferred tax assets[2]	RCON 2148	2,745
3.	Interest-only strips receivable (not in the form of a security)[3] on:
a.	Mortgage loans	RCON A519	0
b.	Other financial assets	RCON A520	0
4.	Equity securities that DO NOT have readily determinable fair values[4]	RCON 1752	3,000
5.	All other assets (itemize and describe amounts greater than $25,000 that exceed 25% of this item)	RCON 2168	23,116
a.	Prepaid expenses	RCON 2166	0
b.	Cash surrender value of life insurance	RCON C009	0
c.	Repossessed personal property (including vehicles)	RCON 1578	0
d.	Derivatives with a positive fair value held for purposes other than trading	RCON C010	0
e.	Retained interests in accrued interest receivable related to securitized credit cards	RCON C436	0
f.	(TEXT 3549) Accounts Receivable	RCON 3549	7,315
g.	(TEXT 3550) Intercompany Accounts Receivable	RCON 3550	15,801
h.	(TEXT 3551)	RCON 3551	0
6.	Total (sum of items 1 through 5) (must equal Schedule RC, item 11)	RCON 2160	28,900

___________________________
[1]	Includes accrued interest receivable on loans, leases, debt securities, and other interest-bearing assets.
[2]	See discussion of deferred income taxes in Glossary entry on “income taxes.”
[3]	Report interest-only strips receivable in the form of a security as available-for-sale securities in Schedule RC, item 2.b, or as trading assets in Schedule RC, item 5, as appropriate.
[4]	Includes Federal Reserve stock, Federal Home Loan Bank stock, and bankers’ bank stock.

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Schedule RC-G--Other Liabilities

Dollar Amounts in Thousands
1.	a. Interest accrued and unpaid on deposits[1]	RCON 3645	0
b.Other expenses accrued and unpaid (includes accrued income taxes payable)		RCON 3646	19,957
2.	Net deferred tax liabilities[2]	RCON 3049	0
3.	Allowance for credit losses on off-balance sheet credit exposures	RCON B557	0
4.	All other liabilities (itemize and describe amounts greater than $25,000 that exceed 25% of this item)	RCON 2938	4,726
a.	Accounts payable	RCON 3066	0
b.	Deferred compensation liabilities	RCON C011	0
c.	Dividends declared but not yet payable	RCON 2932	0
d.	Derivatives with a negative fair value held for purposes other than trading	RCON C012	0
e.	(TEXT 3552) Intercompany Accounts Payable	RCON 3552	4,623
f.	(TEXT 3553)	RCON 3553	0
g.	(TEXT 3554)	RCON 3554	0
5.	Total (sum of items 1 through 4) (must equal Schedule RC, item 20)	RCON 2930	24,683

___________________________
[1]	For savings banks, include “dividends” accrued and unpaid on deposits.
[2]	See discussion of deferred income taxes in Glossary entry on “income taxes.”

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Schedule RC-K--Quarterly Averages[1]

Dollar Amounts in Thousands
ASSETS
1.	Interest-bearing balances due from depository institutions	RCON 3381	29,717
2.	U.S. Treasury securities and U.S. Government agency obligations[2] (excluding mortgage-backed securities)	RCON B558	81,879
3.	Mortgage-backed securities[2]	RCON B559	0
4.	All other securities [2,3] (includes securities issued by states and political subdivisions in the U.S.)	RCON B560	79
5.	Federal funds sold and securities purchased under agreements to resell	RCON 3365	0
6.	Items 6.a through 6.d.(2) are to be completed by all banks. Loans:
a.	Total loans	RCON 3360	0
b.	Loans secured by real estate	RCON 3385	0
c.	Commercial and industrial loans	RCON 3387	0
d.	Loans to individuals for household, family, and other personal expenditures:
(1)	Credit cards	RCON B561	0
(2)	Other (includes single payment, installment, all student loans, and revolving credit plans other than credit cards)	RCON B562	0
7.	To be completed by banks with $100 million or more in total assets:[4] Trading assets	RCON 3401	0
8.	Lease financing receivables (net of unearned income)	RCON 3484	0
9.	Total assets [5]	RCON 3368	131,728
LIABILITIES
10.	Interest-bearing transaction accounts (NOW accounts, ATS accounts, and telephone and preauthorized transfer accounts) (exclude demand deposits)	RCON 3485	0
11.	Nontransaction accounts:
a.	Savings deposits (includes MMDAs)	RCON B563	0
b.	Time deposits of $100,000 or more	RCON A514	0
c.	Time deposits of less than $100,000	RCON A529	0

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12.	Federal funds purchased and securities sold under agreements to repurchase	RCON 3353	0
13.	To be completed by banks with $100 million or more in total assets:[4] Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases)	RCON 3355	0

Memorandum
Dollar Amounts in Thousands
1.	Memorandum item 1 is to be completed by:[4] • banks with $300 million or more in total assets, and • banks with less than $300 million in total assets that have loans to finance agricultural production and other loans to farmers (Schedule RC-C, part I, item 3) exceeding five percent of total loans. Loans to finance agricultural production and other loans to farmers	RCON 3386	0

___________________________
[1]	For all items, banks have the option of reporting either (1) an average of DAILY figures for the quarter, or (2) an average of WEEKLY figures (i.e., the Wednesday of each week of the quarter).
[2]	Quarterly averages for all debt securities should be based on amortized cost.
[3]	Quarterly averages for all equity securities should be based on historical cost.
[4]	The asset size tests and the five percent of total loans test are generally based on the total assets and total loans reported on the June 30, 2004, Report of Condition.
[5]

The quarterly average for total assets should reflect all debt securities (not held for trading) at amortized cost, equity securities with readily determinable fair values at the lower of cost or fair value, and equity securities without readily determinable fair values at historical cost.

Schedule RC-L-- Derivatives and Off-Balance Sheet Items
Please read carefully the instructions for the preparation of Schedule RC-L. Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.

Dollar Amounts in Thousands
1.	Unused commitments:

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a.	Revolving, open-end lines secured by 1–4 family residential properties, e.g., home equity lines	RCON 3814	0
b.	Credit card lines	RCON 3815	0
c.	(1) Commitments to fund commercial real estate, construction, and land development loans secured by real estate	RCON 3816	0
	(2) Commitments to fund commercial real estate, construction, and land development loans NOT secured by real estate	RCON 6550	0
d.	Securities underwriting	RCON 3817	0
e.	Other unused commitments	RCON 3818	0
2.	Financial standby letters of credit	RCON 3819	0
a.	Amount of financial standby letters of credit conveyed to others	RCON 3820	0
3.	Performance standby letters of credit	RCON 3821	0
a.	Amount of performance standby letters of credit conveyed to others	RCON 3822	0
4.	Commercial and similar letters of credit	RCON 3411	0
5.	To be completed by banks with $100 million or more in total assets:[1] Participations in acceptances (as described in the instructions) conveyed to others by the reporting bank	RCON 3428	0
6.	Securities lent (including customers’ securities lent where the customer is indemnified against loss by the reporting bank)	RCON 3433	0
7.	Credit derivatives:
a.	Notional amount of credit derivatives on which the reporting bank is the guarantor	RCON A534	0
(1)	Gross positive fair value	RCON C219	0
(2)	Gross negative fair value	RCON C220	0
b.	Notional amount of credit derivatives on which the reporting bank is the beneficiary	RCON A535	0
(1)	Gross positive fair value	RCON C221	0
(2)	Gross negative fair value	RCON C222	0
8.	Spot foreign exchange contracts	RCON 8765	0
9.	All other off-balance sheet liabilities (exclude derivatives) (itemize and describe each component of this item over 25% of Schedule RC, item 28, “Total equity capital”)	RCON 3430	0
a.	Securities borrowed	RCON 3432	0
b.	Commitments to purchase when-issued securities	RCON 3434	0
c.	(TEXT 3555)	RCON 3555	0

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d.	(TEXT 3556)	RCON 3556	0
e.	(TEXT 3557)	RCON 3557	0
10.	All other off-balance sheet assets (exclude derivatives) (itemize and describe each component of this item over 25% of Schedule RC, item 28, “Total equity capital”)	RCON 5591	0
a.	Commitments to sell when-issued securities	RCON 3435	0
b.	(TEXT 5592)	RCON 5592	0
c.	(TEXT 5593)	RCON 5593	0
d.	(TEXT 5594)	RCON 5594	0
e.	(TEXT 5595)	RCON 5595	0
11.	Year-to-date merchant credit card sales volume:
a.	Sales for which the reporting bank is the acquiring bank	RCON C223	0
b.	Sales for which the reporting bank is the agent bank with risk	RCON C224	0

Dollar Amounts in Thousands _______________________________ Derivatives Position Indicators		(Column A) Interest Rate Contracts		(Column B) Foreign Exchange Contracts		(Column C) Equity Derivative Contracts		(Column D) Commodity and Other Contracts
12.	Gross amounts (e.g., notional amounts) (for each column, sum of items 12.a through 12.e must equal sum of items 13 and 14):
a.	Futures contracts	RCON 8693	0	RCON 8694	0	RCON 8695	0	RCON 8696	0
b.	Forward contracts	RCON 8697	0	RCON 8698	0	RCON 8699	0	RCON 8700	0
c.	Exchange-traded option contracts:
(1)	Written options	RCON 8701	0	RCON 8702	0	RCON 8703	0	RCON 8704	0
(2)	Purchased options	RCON 8705	0	RCON 8706	0	RCON 8707	0	RCON 8708	0
d.	Over-the-counter option contracts:
(1)	Written options	RCON 8709	0	RCON 8710	0	RCON 8711	0	RCON 8712	0
(2)	Purchased options	RCON 8713	0	RCON 8714	0	RCON 8715	0	RCON 8716	0
e.	Swaps	RCON 3450	0	RCON 3826	0	RCON 8719	0	RCON 8720	0

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13.	Total gross notional amount of derivative contracts held for trading	RCON A126	0	RCON A127	0	RCON 8723	0	RCON 8724	0
14.	Total gross notional amount of derivative contracts held for purposes other than trading	RCON 8725	0	RCON 8726	0	RCON 8727	0	RCON 8728	0
a.	Interest rate swaps where the bank has agreed to pay a fixed rate	RCON A589	0
15.	To be completed by all banks:
a.	Contracts held for trading:
(1)	Gross positive fair value	RCON 8733	0	RCON 8734	0	RCON 8735	0	RCON 8736	0
(2)	Gross negative fair value	RCON 8737	0	RCON 8738	0	RCON 8739	0	RCON 8740	0
b.	Contracts held for purposes other than trading:
(1)	Gross positive fair value	RCON 8741	0	RCON 8742	0	RCON 8743	0	RCON 8744	0
(2)	Gross negative fair value	RCON 8745	0	RCON 8746	0	RCON 8747	0	RCON 8748	0

_____________________
1.	The $100 million asset size test is generally based on the total assets reported in the June 30, 2004, Report of Condition.

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Schedule RC-M--Memoranda

Dollar Amounts in Thousands
1.	Extensions of credit by the reporting bank to its executive officers, directors, principal shareholders, and their related interests as of the report date:
a.	Aggregate amount of all extensions of credit to all executive officers, directors, principal shareholders, and their related interests	RCON 6164	0
b.

Number of executive officers, directors, and principal shareholders to whom the amount of all extensions of credit by the reporting bank (including extensions of credit to related interests) equals or exceeds the lesser of $500,000 or 5 percent of total capital as defined for this purpose in agency regulations

		RCON 6165	Number
			0
2.	Intangible assets other than goodwill:
a.	Mortgage servicing assets	RCON 3164	0
(1)	Estimated fair value of mortgage servicing assets	RCON A590	0
b.	Purchased credit card relationships and nonmortgage servicing assets	RCON B026	0
c.	All other identifiable intangible assets	RCON 5507	0
d.	Total (sum of items 2.a, 2.b, and 2.c) (must equal Schedule RC, item 10.b)	RCON 0426	0
3.	Other real estate owned:
a.	Direct and indirect investments in real estate ventures	RCON 5372	0
b.	All other real estate owned:
(1)	Construction, land development, and other land	RCON 5508	0
(2)	Farmland	RCON 5509	0
(3)	1–4 family residential properties	RCON 5510	0
(4)	Multifamily (5 or more) residential properties	RCON 5511	0
(5)	Nonfarm nonresidential properties	RCON 5512	0
c.	Total (sum of items 3.a and 3.b) (must equal Schedule RC, item 7)	RCON 2150	0
4.	Investments in unconsolidated subsidiaries and associated companies:
a.	Direct and indirect investments in real estate ventures	RCON 5374	0

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b.	All other investments in unconsolidated subsidiaries and associated companies	RCON 5375	0

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c.	Total (sum of items 4.a and 4.b) (must equal Schedule RC, item 8)	RCON 2130	0
5.	Other borrowed money:
a.	Federal Home Loan Bank advances:
(1)	With a remaining maturity of one year or less[1]	RCON 2651	0
(2)	With a remaining maturity of more than one year through three years	RCON B565	0
(3)	With a remaining maturity of more than three years	RCON B566	0
b.	Other borrowings:
(1)	With a remaining maturity of one year or less	RCON B571	0
(2)	With a remaining maturity of more than one year through three years	RCON B567	0
(3)	With a remaining maturity of more than three years	RCON B568	0
c.	Total (sum of items 5.a.(1) through 5.b.(3))(must equal Schedule RC, item 16)	RCON 3190	0
6.	Does the reporting bank sell private label or third party mutual funds and annuities?	RCON B569	YES/NO
No
7.	Assets under the reporting bank’s management in proprietary mutual funds and annuities	RCON B570	0
8.	Primary Internet Web site address of the bank (home page), if any
(Example:www.examplebank.com)
(TEXT 4087) http:// www.deutsche-bank.com
9.	Do any of the bank's Internet Web sites have transactional capability, i.e, allow the bank's customers to execute transactions on their accounts through the Web site?	RCON 4088	YES/NO
No

____________________
[1]	Includes overnight Federal Home Loan Bank advances.

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Schedule RC-N--Past Due and Nonaccrual Loans, Leases, and Other Assets

Dollar Amounts in Thousands		(Column A) Past due 30 through 89 days and still accruing		(Column B) Past due 90 days or more and still accruing		(Column C) Nonaccrual
1.	Loans secured by real estate:
a.	Construction, land development, and other land loans	RCON 2759	0	RCON 2769	0	RCON 3492	0
b.	Secured by farmland	RCON 3493	0	RCON 3494	0	RCON 3495	0
c.	Secured by 1–4 family residential properties:
(1)	Revolving, open-end loans secured by 1–4 family residential properties and extended under lines of credit	RCON 5398	0	RCON 5399	0	RCON 5400	0
(2)	Closed-end loans secured by 1–4 family residential properties
(a)	Secured by first liens	RCON C236	0	RCON C237	0	RCON C229	0
(b)	Secured by junior liens	RCON C238	0	RCON C239	0	RCON C230	0
d.	Secured by multifamily (5 or more) residential properties	RCON 3499	0	RCON 3500	0	RCON 3501	0
e.	Secured by nonfarm nonresidential properties	RCON 3502	0	RCON 3503	0	RCON 3504	0
2.	Loans to depository institutions and acceptances of other banks	RCON B834	0	RCON B835	0	RCON B836	0
3.	Not applicable
4.	Commercial and industrial loans:	RCON 1606	0	RCON 1607	0	RCON 1608	0
5.	Loans to individuals for household, family, and other personal expenditures:
a.	Credit cards	RCON B575	0	RCON B576	0	RCON B577	0

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b.	Other (includes single payment, installment, all student loans, and revolving credit plans other than credit cards)	RCON B578	0	RCON B579	0	RCON B580	0
6.	Loans to foreign governments and official institutions	RCON 5389	0	RCON 5390	0	RCON 5391	0
7.	All other loans[1]	RCON 5459	0	RCON 5460	0	RCON 5461	0
8.	Lease financing receivables	RCON 1226	0	RCON 1227	0	RCON 1228	0
9.	Debt securities and other assets (exclude other real estate owned and other repossessed assets)	RCON 3505	0	RCON 3506	0	RCON 3507	0

Amounts reported in Schedule RC-N, items 1 through 8, above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases. Report in item 10 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 8.

10.	Loans and leases reported in items 1 through 8 above which are wholly or partially guaranteed by the U.S. Government	RCON 5612	0	RCON 5613	0	RCON 5614	0
a.	Guaranteed portion of loans and leases included in item 10 above	RCON 5615	0	RCON 5616	0	RCON 5617	0
b.	Rebooked "GNMA loans" that have been repurchased or are eligible for repurchase included in item 10 above	RCON C866	0	RCON C867	0	RCON C868	0

Memoranda
Dollar Amounts in Thousands		(Column A) Past due 30 through 89 days and still accruing		(Column B) Past due 90 days or more and still accruing		(Column C) Nonaccrual
1.	Restructured loans and leases included in Schedule RC-N, items 1 through 8, above (and not reported in Schedule RC-C, Part I, Memorandum item 1)	RCON 1658	0	RCON 1659	0	RCON 1661	0

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2.	Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RC-N, items 4 and 7, above	RCON 6558	0	RCON 6559	0	RCON 6560	0
3.	Memorandum items 3.a through 3.d are to be completed by banks with $300 million or more in total assets:[2]
a.	Loans secured by real estate to non-U.S. addressees (domicile) (included in Schedule RC-N, item 1, above)	RCON 1248	N/A	RCON 1249	N/A	RCON 1250	N/A
b.	Loans to and acceptances of foreign banks (included in Schedule RC-N, item 2, above)	RCON 5380	N/A	RCON 5381	N/A	RCON 5382	N/A
c.	Commercial and industrial loans to non-U.S. addressees (domicile) (included in Schedule RC-N, item 4, above)	RCON 1254	N/A	RCON 1255	N/A	RCON 1256	N/A
d.	Lease financing receivables of non-U.S. addressees (domicile) (included in Schedule RC-N, item 8, above)	RCON 1271	N/A	RCON 1272	N/A	RCON 1791	N/A
4.	Memorandum item 4 is to be completed by:[2] • banks with $300 million or more in total assets • banks with less than $300 million in total assets that have loans to finance agricultural production and other loans to farmers (Schedule RC-C, part I, item 3) exceeding five percent of total loans: Loans to finance agricultural production and other loans to farmers (included in Schedule RC-N, item 7, above)	RCON 1594	0	RCON 1597	0	RCON 1583	0
5.	Loans and leases held for sale (included in Schedule RC-N, items 1 through 8, above)	RCON C240	0	RCON C241	0	RCON C226	0

Dollar Amounts in Thousands	(Column A) Past due 30 through 89 days	(Column B) Past due 90 days or more

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6.

Memorandum item 6 is to be completed by banks with $300 million or more in total assets:[2]
Interest rate, foreign exchange rate, and other commodity and equity contracts:
Fair value of amounts carried as assets

	RCON 3529	N/A	RCON 3530	N/A

___________________
1

Includes past due and nonaccrual “Loans to finance agricultural production and other loans to farmers,” “Obligations (other than securities and leases) of states and political subdivisions in the U.S.,” and “Other loans.”

2	The $300 million asset size test and the five percent of total loans test are generally based on the total assets and total loans reported on the June 30, 2004, Report of Condition.

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Schedule RC-O -- Other Data for Deposit Insurance and FICO Assessments

Dollar Amounts in Thousands
1.	Unposted debits (see instructions):
a.	Actual amount of all unposted debits	RCON 0030	0
OR
b.	Separate amount of unposted debits:
(1)	Actual amount of unposted debits to demand deposits	RCON 0031	0
(2)	Actual amount of unposted debits to time and savings deposits[1]	RCON 0032	0
2.	Unposted credits (see instructions):
a.	Actual amount of all unposted credits	RCON 3510	0
OR
b.	Separate amount of unposted credits:
(1)	Actual amount of unposted credits to demand deposits	RCON 3512	0
(2)	Actual amount of unposted credits to time and savings deposits[1]	RCON 3514	0
3.	Uninvested trust funds (cash) held in bank’s own trust department (not included in total deposits)	RCON 3520	0
4.	Deposits of consolidated subsidiaries (not included in total deposits):
a.	Demand deposits of consolidated subsidiaries	RCON 2211	0
b.	Time and savings deposits[1] of consolidated subsidiaries	RCON 2351	0
c.	Interest accrued and unpaid on deposits of consolidated subsidiaries	RCON 5514	0
5.	Not applicable
6.

Reserve balances actually passed through to the Federal Reserve by the reporting bank on behalf of its respondent depository institutions that are also reflected as deposit liabilities of the reporting bank:

a.	Amount reflected in demand deposits (included in Schedule RC-E, item 7, column B)	RCON 2314	0
b.	Amount reflected in time and savings deposits[1] (included in Schedule RC-E, item 7, column A or C, but not column B)	RCON 2315	0
7.	Unamortized premiums and discounts on time and savings deposits:[1,2]
a.	Unamortized premiums	RCON 5516	0

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b.	Unamortized discounts	RCON 5517	0
8.	To be completed by banks with “Oakar deposits.”
a.	Deposits purchased or acquired from other FDIC-insured institutions during the quarter:
(1)	Total deposits purchased or acquired from other FDIC-insured institutions during the quarter	RCON A531	0
(2)	Amount of purchased or acquired deposits reported in item 8.a.(1) above attributable to a secondary fund (i.e., BIF members report deposits attributable to SAIF; SAIF members report deposits attributable to BIF)	RCON A532	0
b.	Total deposits sold or transferred to other FDIC-insured institutions during the quarter	RCON A533	0
9.	Deposits in lifeline accounts	RCON 5596	N/A
10.	Benefit-responsive “Depository Institution Investment Contracts” (included in total deposits)	RCON 8432	0
11.	Adjustments to demand deposits reported in Schedule RC-E for certain reciprocal demand balances:
a.	Amount by which demand deposits would be reduced if the reporting bank’s reciprocal demand balances with the domestic offices of U.S. banks and savings associations and insured branches in Puerto Rico and U.S. territories and possessions that were reported on a gross basis in Schedule RC-E had been reported on a net basis	RCON 8785	0
b.	Amount by which demand deposits would be increased if the reporting bank’s reciprocal demand balances with foreign banks and foreign offices of other U.S. banks (other than insured branches in Puerto Rico and U.S. territories and possessions) that were reported on a net basis in Schedule RC-E had been reported on a gross basis	RCON A181	0
c.	Amount by which demand deposits would be reduced if cash items in process of collection were included in the calculation of the reporting bank’s net reciprocal demand balances with the domestic offices of U.S. banks and savings associations and insured branches in Puerto Rico and U.S. territories and possessions in Schedule RC-E	RCON A182	0
12.

Amount of assets netted against deposit liabilities on the balance sheet (Schedule RC) in accordance with generally accepted accounting principles (exclude amounts related to reciprocal demand balances):

a.	Amount of assets netted against demand deposits	RCON A527	0

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b.	Amount of assets netted against time and savings deposits	RCON A528	0
Memoranda (to be completed each quarter except as noted)
1.	Total deposits of the bank (sum of Memorandum items 1.a.(1) and 1.b.(1) must equal Schedule RC, item 13.a):
a.	Deposit accounts of $100,000 or less:[3]
(1)	Amount of deposit accounts of $100,000 or less	RCON 2702	0
(2)	Number of deposit accounts of $100,000 or less (to be completed for the June report only)	RCON 3779	Number
			0
b.	Deposit accounts of more than $100,000:[3]
(1)	Amount of deposit accounts of more than $100,000	RCON 2710	0
(2)	Number of deposit accounts of more than $100,000	RCON 2722	Number
			0
Memorandum item 2 is to be completed by all banks.
2.	Estimated amount of uninsured deposits (see instructions)	RCON 5597	0
3.

Has the reporting institution been consolidated with a parent bank or savings association in that parent bank’s or parent saving association’s Call Report or Thrift Financial Report? If so, report the legal title and FDIC Certificate Number of the parent bank or parent savings association:

		FDIC Cert No.
(TEXT A545)		RCON A545	0

___________________________
[1]	For FDIC insurance and FICO assessment purposes, “time and savings deposits” consists of nontransaction accounts and all transaction accounts other than demand deposits.
[2]	Exclude core deposit intangibles.
[3]	The dollar amounts used as the basis for reporting in Memoranda items 1.a and 1.b reflect the deposit insurance limits in effect on the report date.

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Schedule RC-R--Regulatory Capital

Dollar Amounts in Thousands
Tier 1 capital
1.	Total equity capital (from Schedule RC, item 28)	RCON 3210	122,585
2.	LESS: Net unrealized gains (losses) on available-for-sale securities[1] (if a gain, report as a positive value; if a loss, report as a negative value)	RCON 8434	-11
3.	LESS: Net unrealized loss on available-for-sale EQUITY securities[1] (report loss as a positive value)	RCON A221	0
4.	LESS: Accumulated net gains (losses) on cash flow hedges[1] (if a gain, report as a positive value; if a loss, report as a negative value)	RCON 4336	0
5.	LESS: Nonqualifying perpetual preferred stock	RCON B588	0
6.	Qualifying minority interests in consolidated subsidiaries	RCON B589	0
7.	LESS: Disallowed goodwill and other disallowed intangible assets	RCON B590	0
8.	Subtotal (sum of items 1 and 6, less items 2, 3, 4, 5, and 7)	RCON C227	122,596
9.	a. LESS: Disallowed servicing assets and purchased credit card relationships	RCON B591	0
	b. LESS: Disallowed deferred tax assets	RCON 5610	0
10.	Other additions to (deductions from) Tier 1 capital	RCON B592	0
11.	Tier 1 capital (sum of items 8, and 10, less items 9.a and 9.b)	RCON 8274	122,596
Tier 2 capital
12.	Qualifying subordinated debt and redeemable preferred stock	RCON 5306	0
13.	Cumulative perpetual preferred stock includible in Tier 2 capital	RCON B593	0
14.	Allowance for loan and lease losses includible in Tier 2 capital	RCON 5310	0
15.	Unrealized gains on available-for-sale equity securities includible in Tier 2 capital	RCON 2221	0
16.	Other Tier 2 capital components	RCON B594	0
17.	Tier 2 capital (sum of items 12 through 16)	RCON 5311	0
18.	Allowable Tier 2 capital (lesser of item 11 or 17)	RCON 8275	0
19.	Tier 3 capital allocated for market risk	RCON 1395	0
20.	LESS: Deductions for total risk-based capital	RCON B595	0

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21.	Total risk-based capital (sum of items 11, 18, and 19, less item 20)	RCON 3792	122,596
Total assets for leverage ratio
22.	Average total assets (from Schedule RC-K, item 9)	RCON 3368	131,728
23.	LESS: Disallowed goodwill and other disallowed intangible assets (from item 7 above)	RCON B590	0
24.	LESS: Disallowed servicing assets and purchased credit card relationships (from item 9.a above)	RCON B591	0
25.	LESS: Disallowed deferred tax assets (from item 9.b above)	RCON 5610	0
26.	LESS: Other deductions from assets for leverage capital purposes	RCON B596	0
27.	Average total assets for leverage capital purposes (item 22 less items 23 through 26)	RCON A224	131,728
Adjustments for financial subsidiaries
28.	a. Adjustment to Tier 1 capital reported in item 11	RCON C228	0
	b. Adjustment to total risk-based capital reported in item 21	RCON B503	0
29.	Adjustment to risk-weighted assets reported in item 62	RCON B504	0
30.	Adjustment to average total assets reported in item 27	RCON B505	0

Capital ratios
(Column B is to be completed by all banks. Column A is to be completed by banks with financial subsidiaries.)		(Column A) Percentage		(Column B) Percentage
31.	Tier 1 leverage ratio[2]	RCON 7273	0	RCON 7204	93.07
32.	Tier 1 risk-based capital ratio[3]	RCON 7274	0	RCON 7206	465.12
33.	Total risk-based capital ratio[4]	RCON 7275	0	RCON 7205	465.12

Banks are not required to risk-weight each on-balance sheet asset and the credit equivalent amount of each off-balance sheet item that qualifies for a risk weight of less than 100 percent (50 percent for derivatives) at its lower risk weight. When completing items 34 through 54 of Schedule RC-R, each bank should decide for itself how detailed a risk-weight analysis it wishes to perform. In other words, a bank can choose from among its assets and off-balance sheet items that have a risk weight of less than 100 percent which ones to risk-weight at an appropriate lower risk weight, or it can simply risk-weight some or all of these items at a 100 percent risk weight (50 percent for derivatives).

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Dollar Amounts in Thousands		(Column A) Totals (from Schedule RC)	(Column B) Items Not Subject to Risk-Weighting	(Column C)	(Column D)	(Column E)	(Column F)
				Allocation by Risk Weight Category
				0%	20%	50%	100%
Balance Sheet Asset Categories
34.	Cash and balances due from depository institutions (Column A equals the sum of Schedule RC, items 1.a and 1.b)	RCON 0010	RCON C869	RCON B600	RCON B601		RCON B602
		30,725	0	4	30,721		0
35.	Held-to-maturity securities	RCON 1754	RCON B603	RCON B604	RCON B605	RCON B606	RCON B607
		0	0	0	0	0	0
36.	Available-for-sale securities	RCON 1773	RCON B608	RCON B609	RCON B610	RCON B611	RCON B612
		82,156	-13	74,962	7,207	0	0
37.	Federal funds sold and securities purchased under agreements to resell	RCON C225		RCON C063	RCON C064		RCON B520
		0		0	0		0
38.	Loans and leases held for sale	RCON 5369	RCON B617	RCON B618	RCON B619	RCON B620	RCON B621
		0	0	0	0	0	0
39.	Loans and leases, net of unearned income	RCON B528	RCON B622	RCON B623	RCON B624	RCON B625	RCON B626
		0	0	0	0	0	0
40.	LESS: Allowance for loan and lease losses	RCON 3123	RCON 3123
		0	0
41.	Trading assets	RCON 3545	RCON B627	RCON B628	RCON B629	RCON B630	RCON B631
		0	0	0	0	0	0
42.	All other assets[5]	RCON B639	RCON B640	RCON B641	RCON B642	RCON B643	RCON 5339
		34,387	0	3,000	15,768	0	15,619
43.	Total assets (sum of items 34 through 42)	RCON 2170	RCON B644	RCON 5320	RCON 5327	RCON 5334	RCON 5340
		147,268	-13	77,966	53,696	0	15,619

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Dollar Amounts in Thousands		(Column A) Face Value or Notional Amount	Credit Conversion Factor	(Column B) Credit Equivalent Amount[6]	(Column C)	(Column D)	(Column E)	(Column F)
					Allocation by Risk Weight Category
					0%	20%	50%	100%
Derivatives and Off-Balance Sheet Items
44.	Financial standby letters of credit	RCON B546		RCON B547	RCON B548	RCON B581	RCON B582	RCON B583
		0	1.00 or 12.5[7]	0	0	0	0	0
45.	Performance standby letters of credit	RCON 3821		RCON B650	RCON B651	RCON B652	RCON B653	RCON B654
		0	0.50	0	0	0	0	0
46.	Commercial and similar letters of credit	RCON 3411		RCON B655	RCON B656	RCON B657	RCON B658	RCON B659
		0	0.20	0	0	0	0	0
47.	Risk participations in bankers acceptances acquired by the reporting institution	RCON 3429		RCON B660	RCON B661	RCON B662		RCON B663
		0	1.00	0	0	0		0
48.	Securities lent	RCON 3433		RCON B664	RCON B665	RCON B666	RCON B667	RCON B668
		0	1.00	0	0	0	0	0
49.	Retained recourse on small business obligations sold with recourse	RCON A250		RCON B669	RCON B670	RCON B671	RCON B672	RCON B673
		0	1.00	0	0	0	0	0

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50.	Recourse and direct credit substitutes (other than financial standby letters of credit) subject to the low-level exposure rule and residual interests subject to a dollar-for-dollar capital requirement	RCON B541		RCON B542				RCON B543
		0	12.5[8]	0				0
51.	All other financial assets sold with recourse	RCON B675		RCON B676	RCON B677	RCON B678	RCON B679	RCON B680
		0	1.00	0	0	0	0	0
52.	All other off-balance sheet liabilities	RCON B681		RCON B682	RCON B683	RCON B684	RCON B685	RCON B686
		0	1.00	0	0	0	0	0
53.	Unused commitments with an original maturity exceeding one year	RCON 3833		RCON B687	RCON B688	RCON B689	RCON B690	RCON B691
		0	0.50	0	0	0	0	0
54.	Derivative contracts			RCON A167	RCON B693	RCON B694	RCON B695
				0	0	0	0

Dollar Amounts in Thousands		(Column C)	(Column D)	(Column E)	(Column F)
Allocation by Risk Weight Category
		0%	20%	50%	100%
Totals
55.	Total assets, derivatives, and off-balance sheet items by risk weight category (for each column, sum of items 43 through 54)	RCON B696	RCON B697	RCON B698	RCON B699
		77,966	53,696	0	15,619
56.	Risk weight factor	x 0%	x 20%	x 50%	x 100%
57.	Risk-weighted assets by risk weight category (for each column, item 55 multiplied by item 56)	RCON B700	RCON B701	RCON B702	RCON B703
		0	10,739	0	15,619
58.	Market risk equivalent assets				RCON 1651
0
59.	Risk-weighted assets before deductions for excess allowance for loan and lease losses and allocated transfer risk reserve (sum of item 57, columns C through F, and item 58)				RCON B704
26,358
60.	LESS: Excess allowance for loan and lease losses				RCON A222
0
61.	LESS: Allocated transfer risk reserve				RCON 3128
0
62.	Total risk-weighted assets (item 59 minus items 60 and 61)				RCON A223
26,358

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Memoranda
Dollar Amounts in Thousands
1.	Current credit exposure across all derivative contracts covered by the risk-based capital standards.	RCON 8764	0

		With a remaining maturity of
		(Column A) One year or less		(Column B) Over one year through five years		(Column C) Over five years
2.	Notional principal amounts of derivative contracts:[9]
a.	Interest rate contracts	RCON 3809	0	RCON 8766	0	RCON 8767	0
b.	Foreign exchange contracts	RCON 3812	0	RCON 8769	0	RCON 8770	0
c.	Gold contracts	RCON 8771	0	RCON 8772	0	RCON 8773	0
d.	Other precious metals contracts	RCON 8774	0	RCON 8775	0	RCON 8776	0
e.	Other commodity contracts	RCON 8777	0	RCON 8778	0	RCON 8779	0
f.	Equity derivative contracts	RCON A000	0	RCON A001	0	RCON A002	0

_______________________
[1]	Report amount included in Schedule RC, item 26.b, "Accumulated other comprehensive income."
[2]	The ratio for column B is item 11 divided by item 27. The ratio for column A is item 11 minus item 28.a divided by (item 27 minus item 30).
[3]	The ratio for column B is item 11 divided by item 62. The ratio for column A is item 11 minus item 28.a divided by (item 62 minus item 29).
[4]	The ratio for column B is item 21 divided by item 62. The ratio for column A is item 21 minus item 28.b divided by (item 62 minus item 29).
[5]

Includes premises and fixed assets, other real estate owned, investments in unconsolidated subsidiaries and associated companies, customers’ liability on acceptances outstanding, intangible assets, and other assets.

[6]	Column A multiplied by credit conversion factor.

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[7]

For financial standby letter of credit to which the low-level exposure rule applies, use a credit conversion factor of 12.5 or an institution-specific factor. For other financial standby letters of credit, use a credit conversion factor of 1.00. See instructions for further information.

[8]	Or institution-specific factor.
[9]	Exclude foreign exchange contracts with an original maturity of 14 days or less and all futures contracts.

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Schedule RC-S--Servicing, Securitization and Asset Sale Activities

Dollar Amounts in Thousands		(Column A) 1–4 Family Residential Loans	(Column B) Home Equity Lines	(Column C) Credit Card Receivables	(Column D) Auto Loans	(Column E) Other Consumer Loans	(Column F) Commercial and Industrial Loans	(Column G) All Other Loans and All Leases
Bank Securitization Activities
1.	Outstanding principal balance of assets sold and securitized by the reporting bank with servicing retained or with recourse or other seller-provided credit enhancements	RCON B705	RCON B706	RCON B707	RCON B708	RCON B709	RCON B710	RCON B711
		0	0	0	0	0	0	0
2.	Maximum amount of credit exposure arising from recourse or other seller-provided credit enhancements provided to structures reported in item 1 in the form of:

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a.	Credit-enhancing interest-only strips (included in Schedules RC-B or RC-F or in Schedule RC, item 5)	RCON B712	RCON B713	RCON B714	RCON B715	RCON B716	RCON B717	RCON B718
		0	0	0	0	0	0	0
b.	Subordinated securities, and other residual interests	RCON C393	RCON C394	RCON C395	RCON C396	RCON C397	RCON C398	RCON C399
		0	0	0	0	0	0	0
c.	Standby letters of credit and other enhancements	RCON C400	RCON C401	RCON C402	RCON C403	RCON C404	RCON C405	RCON C406
		0	0	0	0	0	0	0
3.	Reporting bank's unused commitments to provide liquidity to structures reported in item 1	RCON B726	RCON B727	RCON B728	RCON B729	RCON B730	RCON B731	RCON B732
		0	0	0	0	0	0	0
4.	Past due loan amounts included in item 1:
a.	30–89 days past due	RCON B733	RCON B734	RCON B735	RCON B736	RCON B737	RCON B738	RCON B739
		0	0	0	0	0	0	0
b.	90 days or more past due	RCON B740	RCON B741	RCON B742	RCON B743	RCON B744	RCON B745	RCON B746
		0	0	0	0	0	0	0
5.	Charge-offs and recoveries on assets sold and securitized with servicing retained or with recourse or other seller-provided credit enhancements (calendar year-to-date):
a.	Charge-offs	RIAD B747	RIAD B748	RIAD B749	RIAD B750	RIAD B751	RIAD B752	RIAD B753
		0	0	0	0	0	0	0
b.	Recoveries	RIAD B754	RIAD B755	RIAD B756	RIAD B757	RIAD B758	RIAD B759	RIAD B760
		0	0	0	0	0	0	0
6.	Amount of ownership (or seller’s) interests carried as:
a.	Securities (included in Schedule RC-B or in Schedule RC, item 5)		RCON B761	RCON B762			RCON B763
			0	0			0
b.	Loans (included in Schedule RC-C)		RCON B500	RCON B501			RCON B502
			0	0			0
7.	Past due loan amounts included in interests reported in item 6. a:
a.	30–89 days past due		RCON B764	RCON B765			RCON B766
			0	0			0

Board of Govenors of the Federal Reserve System

OMB Number: 7100-0036

Federal Deposit Insurnace Corporation

OMB Number: 3064-0052

Office of the Comptroller of the Currency

OMB Number: 1557-0081

Federal Financial Institutions Examination Council	Expires March 31, 2007

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b.	90 days or more past due		RCON B767	RCON B768			RCON B769
			0	0			0
8.	Charge-offs and recoveries on loan amounts included in interests reported in item 6. a (calendar year-to-date):
a.	Charge-offs		RIAD B770	RIAD B771			RIAD B772
			0	0			0
b.	Recoveries		RIAD B773	RIAD B774			RIAD B775
			0	0			0
For Securitization Facilities Sponsored By or Otherwise Established By Other Institutions
9.

Maximum amount of credit exposure arising from credit enhancements provided by the reporting bank to other institutions’ securitization structures in the form of standby letters of credit, purchased subordinated securities, and other enhancements

		RCON B776	RCON B777	RCON B778	RCON B779	RCON B780	RCON B781	RCON B782
		0	0	0	0	0	0	0
10.	Reporting bank’s unused commitments to provide liquidity to other institutions’ securitization structures	RCON B783	RCON B784	RCON B785	RCON B786	RCON B787	RCON B788	RCON B789
		0	0	0	0	0	0	0
Bank Asset Sales
11.	Assets sold with recourse or other seller-provided credit enhancements and not securitized by the reporting bank	RCON B790	RCON B791	RCON B792	RCON B793	RCON B794	RCON B795	RCON B796
		0	0	0	0	0	0	0
12.	Maximum amount of credit exposure arising from recourse or other seller-provided credit enhancements provided to assets reported in item 11	RCON B797	RCON B798	RCON B799	RCON B800	RCON B801	RCON B802	RCON B803
		0	0	0	0	0	0	0

Board of Govenors of the Federal Reserve System

OMB Number: 7100-0036

Federal Deposit Insurnace Corporation

OMB Number: 3064-0052

Office of the Comptroller of the Currency

OMB Number: 1557-0081

Federal Financial Institutions Examination Council	Expires March 31, 2007

Please refer to page i,

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of estimated burden.

Memoranda
Dollar Amounts in Thousands
1.	Small business obligations transferred with recourse under Section 208 of the Riegle Community Development and Regulatory Improvement Act of 1994:
a.	Outstanding principal balance	RCON A249	0
b.	Amount of retained recourse on these obligations as of the report date	RCON A250	0
2.	Outstanding principal balance of assets serviced for others:
a.	1–4 family residential mortgages serviced with recourse or other servicer-provided credit enhancements	RCON B804	0
b.	1–4 family residential mortgages serviced with no recourse or other servicer- provided credit enhancements	RCON B805	0
c.	Other financial assets[1]	RCON A591	0
3.	Asset-backed commercial paper conduits:
a.	Maximum amount of credit exposure arising from credit enhancements provided to conduit structures in the form of standby letters of credit, subordinated securities, and other enhancements:
(1)	Conduits sponsored by the bank, a bank affiliate, or the bank’s holding company	RCON B806	0
(2)	Conduits sponsored by other unrelated institutions	RCON B807	0
b.	Unused commitments to provide liquidity to conduit structures:
(1)	Conduits sponsored by the bank, a bank affiliate, or the bank’s holding company	RCON B808	0
(2)	Conduits sponsored by other unrelated institutions	RCON B809	0
4.	Outstanding credit card fees and finance charges included in Schedule RC-S, item 1, column C2	RCON C407	0

_______________________
[1] Memorandum item 2.c is to be completed if the principal balance of other financial assets serviced for others is more than $10 million.
[2]

Memorandum item 4 is to be completed by banks that (1) together with affiliated institutions, have outstanding credit card receivables (as defined in the instructions) that exceed $500 million as of the report date or (2) are credit card specialty banks as defined for Uniform Bank Performance Report purposes.

Schedule RC-T--Fiduciary and Related Services
Items 12 through 23 and Memorandum item 4 will not be made available to the public on an individual institution basis.

Board of Govenors of the Federal Reserve System

OMB Number: 7100-0036

Federal Deposit Insurnace Corporation

OMB Number: 3064-0052

Office of the Comptroller of the Currency

OMB Number: 1557-0081

Federal Financial Institutions Examination Council	Expires March 31, 2007

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YES/NO
1.	Does the institution have fiduciary powers? (If “NO,” do not complete Schedule RC-T)	RCON A345	Yes
2.	Does the institution exercise the fiduciary powers it has been granted?	RCON A346	Yes
3.	Does the institution have any fiduciary or related activity (in the form of assets or accounts) to report in this schedule? (If “NO,” do not complete the rest of Schedule RC-T.)	RCON B867	Yes
If the answer to item 3 is “YES,” complete the applicable items of Schedule RC-T, as follows:

Institutions with total fiduciary assets (item 9, sum of columns A and B) greater than $250 million (as of the preceding December 31) or with gross fiduciary and related services income greater than 10% of revenue (net interest income plus noninterest income) for the preceding calendar year must complete:

- Items 4 through 19 quarterly,
- Items 20 through 23 annually with the December report, and
- Memorandum items 1 through 4 annually with the December report.

Institutions with total fiduciary assets (item 9, sum of columns A and B) greater than $100 million but less than or equal to $250 million (as of the preceding December 31) that do not meet the fiduciary income test for quarterly reporting must complete:

- Items 4 through 23 annually with the December report, and
- Memorandum items 1 through 4 annually with the December report.

Institutions with total fiduciary assets (item 9, sum of columns A and B) of $100 million or less (as of the preceding December 31) that do not meet the fiduciary income test for quarterly reporting must complete:

- Items 4 through 10 annually with the December report, and
- Memorandum items 1 through 3 annually with the December report.

Board of Govenors of the Federal Reserve System

OMB Number: 7100-0036

Federal Deposit Insurnace Corporation

OMB Number: 3064-0052

Office of the Comptroller of the Currency

OMB Number: 1557-0081

Federal Financial Institutions Examination Council	Expires March 31, 2007

Please refer to page i,

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Dollar Amounts in Thousands		(Column A) Managed Assets	(Column B) Non-Managed Assets	(Column C) Number of Managed Accounts	(Column D) Number of Non-Managed Accounts
FIDUCIARY AND RELATED ASSETS
4.	Personal trust and agency accounts	RCON B868	RCON B869	RCON B870	RCON B871
		251,310	12,546	117	2
5.	Retirement related trust and agency accounts:
a.	Employee benefit--defined contribution	RCON B872	RCON B873	RCON B874	RCON B875
		0	0	0	0
b.	Employee benefit--defined benefit	RCON B876	RCON B877	RCON B878	RCON B879
		0	0	0	0
c.	Other retirement accounts	RCON B880	RCON B881	RCON B882	RCON B883
		3,734	0	10	0
6.	Corporate trust and agency accounts	RCON B884	RCON B885	RCON C001	RCON C002
		0	18,232,122	0	4,242
7.	Investment management agency accounts	RCON B886		RCON B888
		273,470		78
8.	Other fiduciary accounts	RCON B890	RCON B891	RCON B892	RCON B893
		0	0	0	0
9.	Total fiduciary accounts (sum of items 4 through 8)	RCON B894	RCON B895	RCON B896	RCON B897
		528,514	18,244,668	205	4,244
10.	Custody and safekeeping accounts		RCON B898		RCON B899
			0		0
11.	Not Applicable

Memoranda
Dollar Amounts in Thousands		Managed Assets
1.	Managed assets held in personal trust and agency accounts:
a.	Non-interest bearing deposits	RCON B913	N/A
b.	Interest-bearing deposits	RCON B914	N/A

Board of Govenors of the Federal Reserve System

OMB Number: 7100-0036

Federal Deposit Insurnace Corporation

OMB Number: 3064-0052

Office of the Comptroller of the Currency

OMB Number: 1557-0081

Federal Financial Institutions Examination Council	Expires March 31, 2007

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c.	U.S. Treasury and U.S. Government agency obligations	RCON B915	N/A
d.	State, county and municipal obligations	RCON B916	N/A
e.	Money market mutual funds	RCON B917	N/A
f.	Other short-term obligations	RCON B918	N/A
g.	Other notes and bonds	RCON B919	N/A
h.	Common and preferred stocks	RCON B920	N/A
i.	Real estate mortgages	RCON B921	N/A
j.	Real estate	RCON B922	N/A
k.	Miscellaneous assets	RCON B923	N/A
l.	Total managed assets held in personal trust and agency accounts (sum of Memorandum items 1.a through 1.k) (must equal Schedule RC-T, item 4, column A)	RCON B868	N/A

Dollar Amounts in Thousands		(Column A) Number of Issues		(Column B) Principal Amount Outstanding
2.	Corporate trust and agency accounts:
a.	Corporate and municipal trusteeships	RCON B927	N/A	RCON B928	N/A
b.	Transfer agent, registrar, paying agent, and other corporate agency	RCON B929	N/A

Dollar Amounts in Thousands		(Column A) Number of Funds		(Column B) Market Value of Fund Assets
3.	Collective investment funds and common trust funds:
a.	Domestic equity	RCON B931	N/A	RCON B932	N/A
b.	International/Global equity	RCON B933	N/A	RCON B934	N/A
c.	Stock/Bond blend	RCON B935	N/A	RCON B936	N/A
d.	Taxable bond	RCON B937	N/A	RCON B938	N/A
e.	Municipal bond	RCON B939	N/A	RCON B940	N/A
f.	Short term investments/Money market	RCON B941	N/A	RCON B942	N/A

Board of Govenors of the Federal Reserve System

OMB Number: 7100-0036

Federal Deposit Insurnace Corporation

OMB Number: 3064-0052

Office of the Comptroller of the Currency

OMB Number: 1557-0081

Federal Financial Institutions Examination Council	Expires March 31, 2007

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g.	Specialty/Other	RCON B943	N/A	RCON B944	N/A
h.	Total collective investment funds (sum of Memorandum items 3.a through 3.g)	RCON B945	N/A	RCON B946	N/A

Board of Govenors of the Federal Reserve System

OMB Number: 7100-0036

Federal Deposit Insurnace Corporation

OMB Number: 3064-0052

Office of the Comptroller of the Currency

OMB Number: 1557-0081

Federal Financial Institutions Examination Council	Expires March 31, 2007

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THIS PAGE IS TO BE COMPLETED BY ALL BANKS

LOANS TO EXECUTIVE OFFICERS (Complete as of each Call Report Date)

The following information is required by Public Laws 90–44 and 102–242, but does not constitute a part of the Report of Condition. With each Report of Condition, these Laws require all banks to furnish a report of all loans or other extensions of credit to their executive officers made since the date of the previous Report of Condition. Data regarding individual loans or other extensions of credit are not required. If no such loans or other extensions of credit were made during the period, insert "none" against subitem (a). (Exclude the first $15,000 of indebtedness of each executive officer under bank credit card plan.) See Sections 215.2 and 215.3 of Title 12 of the Code of Federal Regulations (Federal Reserve Board Regulation O) for the definitions of "executive officer" and "extension of credit," respectively.  Exclude loans and other extensions of credit to directors and principal shareholders who are not executive officers.

a. Number of loans made to executive officers since the previous Call Report date	RCON 3561	0

b. Total dollar amount of above loans (in thousands of dollars)	RCON 3562	0

c. Range of interest charged on above loans (example: 9¾% = 9.75)	RCON 7701	RCON 7702

	0.00%	0.00%

Board of Govenors of the Federal Reserve System

OMB Number: 7100-0036

Federal Deposit Insurnace Corporation

OMB Number: 3064-0052

Office of the Comptroller of the Currency

OMB Number: 1557-0081

Federal Financial Institutions Examination Council	Expires March 31, 2007

Please refer to page i,

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Optional Narrative Statement Concerning the Amounts Reported in the Reports of Condition and Income

The management of the reporting bank may, if it wishes, submit a brief narrative statement on the amounts reported in the Reports of Condition and Income. This optional statement will be made available to the public, along with the publicly available data in the Reports of Condition and Income, in response to any request for individual bank report data. However, the information reported in Schedule RC-T, items 12 through 23 and Memorandum item 4, is regarded as confidential and will not be released to the public.  BANKS CHOOSING TO SUBMIT THE NARRATIVE STATEMENT SHOULD ENSURE THAT THE STATEMENT DOES NOT CONTAIN THE NAMES OR OTHER IDENTIFICATIONS OF INDIVIDUAL BANK CUSTOMERS, REFERENCES TO THE AMOUNTS REPORTED IN THE CONFIDENTIAL ITEMS IN SCHEDULE RC-T, OR ANY OTHER INFORMATION THAT THEY ARE NOT WILLING TO HAVE MADE PUBLIC OR THAT WOULD COMPROMISE THE PRIVACY OF THEIR CUSTOMERS. Banks choosing not to make a statement may check the "No comment" box below and should make no entries of any kind in the space provided for the narrative statement; i.e., DO NOT enter in this space such phrases as "No statement," "Not applicable," "N/A," "No comment," and "None."

The optional statement must be entered on this sheet. The statement should not exceed 100 words. Further, regardless of the number of words, the statement must not exceed 750 characters, including punctuation, indentation, and standard spacing between words and sentences. If any submission should exceed 750 characters, as defined, it will be truncated at 750 characters with no notice to the submitting bank and the truncated statement will appear as the bank’s statement both on agency computerized records and in computer-file releases to the public.

All information furnished by the bank in the narrative statement must be accurate and not misleading. Appropriate efforts shall be taken by the submitting bank to ensure the statement’s accuracy.  The statement must be signed, in the space provided below, by a senior officer of the bank who thereby attests to its accuracy.

If, subsequent to the original submission, material changes are submitted for the data reported in the Reports of Condition and Income, the existing narrative statement will be deleted from the files, and from disclosure; the bank, at its option, may replace it with a statement, under signature, appropriate to the amended data.

The optional narrative statement will appear in agency records and in release to the public exactly as submitted (or amended as described in the preceding paragraph) by the management of the bank (except for the truncation of statements exceeding the 750-character limit described above). THE STATEMENT WILL NOT BE EDITED OR SCREENED IN ANY WAY BY THE SUPERVISORY AGENCIES FOR ACCURACY OR RELEVANCE. DISCLOSURE OF THE STATEMENT SHALL NOT SIGNIFY THAT ANY FEDERAL SUPERVISORY AGENCY HAS VERIFIED OR CONFIRMED THE ACCURACY OF THE INFORMATION CONTAINED THEREIN. A STATEMENT TO THIS EFFECT WILL APPEAR ON ANY PUBLIC RELEASE OF THE OPTIONAL STATEMENT SUBMITTED BY THE MANAGEMENT OF THE REPORTING BANK.

No comment ☐ (RCON 6979)
BANK MANAGEMENT STATEMENT (please print or type clearly):
(TEXT 6980)